Employee Stock Ownership Plan

of

Dime Community Bancshares, Inc.

and Certain Affiliates

Amended and restated as of January 1, 2008

Employee Stock Ownership Plan

of

Dime Community Bancshares, Inc.

ARTICLE I

Definitions

The following definitions shall apply for the purposes of the Plan, unless a different meaning is clearly indicated by the context:

Section 1.1                                Account

 means an account established for each Participant to which is allocated such Participant’s share, if any, of all Financed Shares and other property that are released from the Loan Repayment Account in accordance with section 6.4, together with his share, if any, of any ESOP Contributions and 401(k) Safe Harbor Contributions that may be made by the Employer.

Section 1.2                                Affiliated Employer

 means any corporation which is a member of a controlled group of corporations (as defined in section 414(b) of the Code) that includes the Employer; any trade or business (whether or not incorporated) that is under common control (as defined in section 414(c) of the Code) with the Employer; any organization (whether or not incorporated) that is a member of an affiliated service group (as defined in section 414(m) of the Code) that includes the Employer; any leasing organization (as defined in section 414(n) of the Code) to the extent that any of its employees are required pursuant to section 414(n) of the Code to be treated as employees of the Employer; and any other entity that is required to be aggregated with the Employer pursuant to regulations under section 414(o) of the Code.

Section 1.3                                Allocation Compensation

 during any period means the compensation taken into account in determining the allocation of benefits and contributions among Participants and consists of the aggregate compensation received by an Employee from the Employer as reported to the Internal Revenue Service as wages for such period pursuant to section 6041 (a) of the Code, plus the amount by which such Employee’s compensation with respect to such period has been reduced pursuant to a compensation reduction agreement under the terms of any of the following plans which may be maintained by the Employer:

(a)           a qualified cash or deferred arrangement described in section 401(k) of the Code;

(b)           a salary reduction simplified employee pension plan described in section 408(k) of the Code;

(c)           a tax deferred annuity plan described in section 403(b) of the Code;

(d)           a cafeteria plan described in section 125 of the Code; or

(e)           a qualified transportation fringe benefit program described in section 132(f) of the Code.

Notwithstanding anything in this section 1.3 to the contrary, beginning March 1, 2004, an Employee’s Allocation Compensation shall not include any amounts required to be reported to the Internal Revenue Service as wages pursuant to section 6041(a) that are attributable to the exercise of options by the Employee.  In no event, however, shall an Employee’s Allocation Compensation for any calendar year include any compensation in excess of $150,000 for calendar years prior to 2002 and $200,000 for calendar years after 2001. The dollar limitation set forth in the preceding sentence shall be indexed in accordance with regulations prescribed under section 401(a)(17) of the Code. If there are less than twelve (12) months in the Plan Year, the dollar limitation (as adjusted) shall be prorated by multiplying such limitation by a fraction, the numerator of which is the number of months in the Plan Year and the denominator of which is twelve (12). For purposes of applying the foregoing limitations in Plan Years beginning before January 1, 1997 to any person who is a Five Percent Owner or who is one of the ten Highly Compensated Employees with the highest Total Compensation (determined prior to the application of this sentence), any Allocation Compensation paid to the spouse of such person or to any lineal descendant of such person who has not attained age 19 on or before the last day of such calendar year shall be deemed to have been paid to such person and, in such case, the dollar limitation on compensation in section 401(a)(17) of the Code shall be allocated among such persons in proportion to the Allocation Compensation actually paid to each person.

Section 1.4                                Acquired Company

 means any of the following which have been acquired by or merged into an Employer: (a) Conestoga Bancorp, Inc.; and (b) Pioneer Savings Bank, F.S.B.

Section 1.5                                Bank

 means The Dime Savings Bank of Williamsburgh.

Section 1.6                                Board

 means the Board of Directors of Dime Community Bancshares, Inc.

Section 1.7                                Beneficiary

 means the person or persons designated by a Participant or Former Participant or other person entitled to a benefit under the Plan, or otherwise determined to be entitled to a benefit under the Plan. If more than one person is designated, each shall have an equal share unless the person making the designation directed otherwise. The word “person” includes an individual, a trust, an estate or any other person that is permitted to be named as a Beneficiary.

Section 1.8                                Break in Service

 means a Period of Severance of at least 365 consecutive days.

Section 1.9                                Change in Control

 means an event described in section 14.1.

Section 1.10                                Code

 means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

Section 1.11                                Committee

 means the Compensation Committee described in section 15.3.

Section 1.12                                Designated Beneficiary

 means a natural person designated by a Participant or Former Participant as a Beneficiary and shall not include any Beneficiary designated by a person other than a Participant or Former Participant or any Beneficiary other than a natural person. If a natural person is the beneficiary of a trust which a Participant or Former Participant has named as his Beneficiary, such natural person shall be treated as a Designated Beneficiary if: (a) the trust is a valid trust under applicable state law (or would be a valid trust except for the fact that it does not have a corpus); (b) the trust is irrevocable or will, by its terms, become irrevocable upon the death of the Participant or Former Participant; (c) the beneficiaries of the trust who are beneficiaries with respect to the trust’s interest as a Beneficiary are identifiable from the terms of the trust instrument; and (d) the following information is furnished to the Committee:

(i)           by the Participant or Former Participant, if any distributions are required to be made pursuant to section 13.5 prior to the death of the Participant or Former Participant, and (in the case of distribution after December 31, 2002) only the Participant’s or Former Participant’s spouse is primary Beneficiary, either: (A) a copy of the trust instrument, together with a written undertaking by the Participant or Former Participant to furnish to the Committee a copy of any subsequent amendment within a reasonable time after such amendment is made; or (B)(I) a list of all of the beneficiaries of the trust (including contingent and remainderman beneficiaries with a description of the conditions on their entitlement); (II) a certification of the Participant or Former Participant to the effect that, to the best of his knowledge, such list is correct and complete and that the conditions of section 1.12(a), (b) and (c) are satisfied; (III) a written undertaking to provide a new certification to the extent that an amendment changes any information previously certified; and (IV) a written undertaking to furnish a copy of the trust instrument to the Committee on demand; and

(ii)           by the trustee of the trust within nine months after the death of the Participant or Former Participant (prior to January 1, 2003) or by October 31st of this calendar year that includes the first anniversary of the Participant’s or Former Participant’s death (after December 31, 2002), if any distributions are required to be made pursuant to section 13.5 after the death of the Participant or Former Participant, either: (A) a copy of the actual trust instrument for the trust; or (B)(I) a final list of all of the beneficiaries of the trust (including contingent and remainderman beneficiaries with a description of the conditions on their entitlement) as of the date of death; (II) a certification of the trustee to the effect that, to the best of his knowledge, such list is correct and complete and that the conditions of section 1.12(a), (b) and (c) are satisfied; and (III) a written undertaking to furnish a copy of the trust instrument to the Committee on demand.

Section 1.13                                Disability

 means a condition of total incapacity, mental or physical, for further performance of duty with the Employer, which the Plan Administrator shall have determined, on the basis of competent medical evidence, is likely to be permanent.

Section 1.14                                Domestic Relations Order

 means a judgment, decree or order (including the approval of a property settlement) that is made pursuant to a state domestic relations or community property law and relates to the provision of child support, alimony payments, or marital property rights to a spouse, child or other dependent of a Participant or Former Participant.

Section 1.15                                Dividend Maintenance Contribution

 means an ESOP Contribution that is made pursuant to section 19.2.

Section 1.16                                Effective Date

 means July 1, 1995.

Section 1.17                                Eligible Employee

 means an Employee who is eligible for participation in the Plan in accordance with Article II.

Section 1.18                                Eligible Participant

 means, for any Plan Year, an Employee who is a Participant during all or any part of such Plan Year and either remains a Participant on the last day of such Plan Year or terminated employment during such Plan Year for death, Disability or Retirement; provided however, that no Employee shall be an Eligible Participant for the Plan Year that includes the effective date of the transaction pursuant to which the Bank becomes a wholly owned subsidiary of Dime Community Bancshares, Inc. if he terminates employment with the Employer prior to such effective date.

Section 1.19                                Employee

 means any person, including an officer, who is employed by the Employer.

Section 1.20                                Employer

 means Dime Community Bancshares, Inc., and any successor thereto and any Affiliated Employer which, with the prior written approval of the Board of Directors of Dime Community Bancshares, Inc. and subject to such terms and conditions as may be imposed by the Board of Directors of Dime Community Bancshares, Inc., shall adopt this Plan.

Section 1.21                                Employment Commencement Date

 means the date on which a person first performs an Hour of Service, except that if an Employee separates from service with the Employer, incurs a Break in Service and subsequently returns to service with the Employer, his Employment Commencement Date shall be the date on which he first performs an Hour of Service following the Break in Service.

Section 1.22                                ERISA

 means the Employee Retirement Income Security Act of 1974, as amended from time to time (including the corresponding provisions of any succeeding law).

Section 1.23                                ESOP Contribution

 means Shares or amounts of money contributed to the Plan by the Employer in accordance with section 5.3 or Dividend Maintenance Contributions made in accordance with section 19.2.

Section 1.24                                Fair Market Value

 on any date means:

(a)           with respect to a Share:

(i)           the final quoted sale price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which like Shares are listed or admitted to trading; or

(ii)           if like Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotation System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(iii)           if sections 1.24(a)(i) and (ii) are not applicable, the fair market value of a Share as determined by an appraiser independent of the Employer and experienced and expert in the field of corporate appraisal.

(b)           with respect to property other than Shares, the fair market value determined in the manner determined by the Trustee.

Section 1.25                                Family Member

 means, with respect to any person, such person’s spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

Section 1.26                                Financed Share

 means: (a) a Share that has been purchased with the proceeds of a Share Acquisition Loan, that has been allocated to the Loan Repayment Account in accordance with section 6.3 and that has not been released in accordance with section 6.4; or (b) a Share that constitutes a dividend paid with respect to a Share described in section 1.26(a), that has been allocated to the Loan Repayment Account in accordance with section 6.3 and that has not been released in accordance with section 6.4.

Section 1.27                                Five Percent Owner

 means, for any Plan Year, a person who, during such Plan Year, owned (or was considered as owning for purposes of section 318 of the Code): (a) more than 5% of the value of all classes of outstanding stock of the Employer; or (b) stock possessing more than 5% of the combined voting power of all classes of outstanding stock of the Employer.

Section 1.28                                Forfeitures

 means the amounts forfeited by Participants and Former Participants on termination of employment prior to full vesting, pursuant to section 9.3, less amounts credited because of re-employment, pursuant to section 9.4.

Section 1.29                                Former Participant

 means a Participant whose participation in the Plan has terminated pursuant to section 2.3.

Section 1.30                                401(k) Safe Harbor Contribution

 means contributions to the Plan by the Employer pursuant to section 19.1.

Section 1.31                                401(k) Safe Harbor Contribution Account

 means a sub-account established for each Participant within the Participant’s Account to which are credited all 401(k) Safe Harbor Contributions made for such Participant, together with any earnings or appreciation thereon or other additions thereto, and against which are charged any losses or other depreciation thereon, benefit payments expenses and other deductions properly chargeable thereto.

Section 1.32                                General Investment Account

 means an Investment Account established and maintained in accordance with Article XI.

Section 1.33                                Highly Compensated Employee

 means, for any Plan Year, an Employee who:

(a)           for Plan Years beginning before January 1, 1997, any Employee or person employed by an Affiliated Employer who:

(i)           at any time during such Plan Year or the immediately preceding Plan Year was a Five Percent Owner; or

(ii)           is a member of the group consisting of the 100 Employees and persons employed by any Affiliated Employer who received the greatest Total Compensation for such Plan Year and during such Plan Year:

(A)           received Total Compensation for such Plan Year in excess of $75,000 (or such higher amount as may be permitted under section 414(q) of the Code); or

(B)           received Total Compensation for such Plan Year that was in excess of both (I) $50,000 (or such higher amount as may be permitted under section 414(q) of the Code) and (II) the Total Compensation for such Plan Year of at least 80% of the Employees and persons employed by any Affiliated Employer for such Plan Year; or

(C)           was an Officer of the Employer or any Affiliated Employer and received Total Compensation for such Plan Year in excess of 50% of the amount in effect under section 415(b)(1)(A) of the Code for such Plan Year; or

(iii)           during the immediately preceding Plan Year:

(A)           received Total Compensation for such Plan Year in excess of $75,000 (or such higher amount as may be permitted under section 414(q) of the Code); or

(B)           received Total Compensation, for such Plan Year that was in excess of both (I) $50,000 (or such higher amount as may be permitted under section 414(q) of the Code) and (II) the Total Compensation for such Plan Year of at least 80% of the Employees and persons employed by an Affiliated Employer for such Plan Year; or

(C)           was an Officer of the Employer or any Affiliated Employer and received Total Compensation for such Plan Year in excess of 50% of the amount in effect under section 415(b)(1)(A) of the Code for such Plan Year; or

(b)           for Plan Years beginning after December 31, 1996, any Employee or person employed by an Affiliated Employer who:

(i)           was a Five Percent Owner at any time during such Plan Year or any prior Plan Year; or

(ii)           received Total Compensation during the immediately preceding Plan Year (A) in excess of $80,000 (or such other amount as may be prescribed by the Secretary of the Treasury pursuant to section 401(a)(17)of the Code); and (B) if elected by the Committee in such form and manner as the Secretary of the Treasury may prescribe, in excess of the Total Compensation received for such preceding Plan Year by at least 80% of the Employees and persons employed by Affiliated Employers.

The determination of who is a Highly Compensated Employee will be made in accordance with section 414(q) of the Code and the regulations thereunder. In Plan Years beginning before January 1, 1997 for purposes of applying any provisions of the Plan applicable to Highly Compensated Employees, any person who is a Family Member of a Five Percent Owner or one of the ten Highly Compensated Employees with the highest Total Compensation for a Plan Year shall not be treated as a separate person for such Plan Year, and any Total Compensation or Allocation Compensation paid to such person for such Plan Year, as well as his share of allocations of contributions or Shares under this Plan, shall be attributed to the Five Percent Owner or Highly Compensated Employee and, in such case, the provisions of the Plan shall apply to each person based on the ratio of his Total Compensation or Allocation Compensation to the sum of the Total Compensation or Allocation Compensation of all persons treated as one person with him.

Section 1.34                                Hour of Service

 means each hour for which a person is paid, or entitled to payment, for the performance of duties for the Employer or any Affiliated Employer. In all respects, an Employee’s Hours of Service shall be counted as required by Section 2530.200b-2 of the Department of Labor’s regulations under Title I of ERISA.

Section 1.35                                Investment Account

 means either a General Investment Account or a Share Investment Account.

Section 1.36                                Investment Fund

 means anyone of the three or more funds as may be established from time to time by the Committee which, together with any and all Shares and other investments held under the Plan, constitute the Trust Fund.

Section 1.37                                Loan Repayment Account

 means an account established and maintained in accordance with section 6.3.

Section 1.38                                Loan Repayment Contribution

 means amounts of money contributed to the Plan by the Employer in accordance with section 5.2.

Section 1.39                                Maternity or Paternity Leave

 means a person’s absence from work for the Employer and all Affiliated Employers: (a) by reason of the pregnancy of such person; (b) by reason of the birth of a child of such person; (c) by reason of the placement of a child with the person in connection with the adoption of such child by such person; or (d) for purposes of caring for a child of such person immediately following the birth of the child or the placement of the child with such person.

Section 1.40                                Military Service

 means service in the armed forces of the United States, including but not limited to Qualified Military Service. It may also include, if and to the extent that the Board so provides and if all Participants and Former Participants in like circumstances are similarly treated, special service for the government of the United States and other public service.

Section 1.41                                Named Fiduciary

 means any person, committee, corporation or organization as described in section 15.1.

Section 1.42                                Officer

 means an employee who is an administrative executive in regular and continued service with the Employer or any Affiliated Employer; provided however, that at no time shall more than the lesser of (a) 50 employees or (b) the greater of (i) 3 employees or (ii) 10% of all employees be treated as Officers. The determination of whether an employee is to be considered an Officer shall be made in accordance with section 416(i) of the Code.

Section 1.43                                Participant

 means any person who has satisfied the eligibility requirements set forth in section 2.1, who has become a Participant in accordance with section 2.2, and whose participation has not terminated under section 2.3.

Section 1.44                                Period of Service

 means a period of consecutive days commencing on a person’s Employment Commencement Date and ending on the date a Period of Severance begins, with any adjustments required under section 2.4. Except as otherwise provided in the Plan, a Period of Service “of year(s)” means the quotient of the Period of Service divided by 365, and any fractional part of a year shall for such purposes be disregarded.

Section 1.45                                Period of Severance

 means a period of consecutive days commencing with the earlier of:

(a)           the date on which a person terminates service with the Employer and all Affiliated Employers by reason of resignation, retirement, discharge or death; or

(b)           the first anniversary of the date on which a person terminates service with the Employer and all Affiliated Employers for any other reason, including layoff, disability, leave of absence or any other cessation of service not otherwise included as service under the Plan;

and ending on the first date following such separation from service on which such person performs an Hour of Service.

Section 1.46                                Plan

 means the Employee Stock Ownership Plan of Dime Community Bancshares, Inc. and Certain Affiliates, as amended from time to time. The Plan may be referred to as the “Employee Stock Ownership Plan of Dime Community Bancshares, Inc. and Certain Affiliates.”

Section 1.47                                Plan Administrator

 means any person, committee, corporation or organization designated in section 15.2, or appointed pursuant to section 15.2, to perform the responsibilities of that office.

Section 1.48                                Plan Year

 means (a) the period commencing on the Effective Date and ending on June 30, 1996; (b) each of the fiscal years beginning ending June 30 1997, 1998, 1999 and 2000; (c) the period beginning July 1, 2000 and ending December 31, 2000; and (d) each calendar year thereafter.

Section 1.49                                Qualified Domestic Relations Order

 means a Domestic Relations Order that: (a) clearly specifies (i) the name and last known mailing address of the Participant or Former Participant and of each person given rights under such Domestic Relations Order, (ii) the amount or percentages of the Participant’s or Former Participant’s benefits under this Plan to be paid to each person covered by such Domestic Relations Order, (iii) the number of payments or the period to which such Domestic Relations Order applies, and (iv) the name of this Plan; and (b) does not require the payment of a benefit in a form or amount that is (i) not otherwise provided for under the Plan, or (ii) inconsistent with a previous Qualified Domestic Relations Order.

Section 1.50                                Qualified Military Service

 means with respect to any person on any date, any service in the uniformed services of the United States (as defined in chapter 43 of Title 38 of the United States Code) completed prior to such date, but only if, on such date, such person is entitled to re-employment rights with respect to the Employer or any Affiliated Employer on account of such service.

Section 1.51                                Qualified Participant

 means a Participant who has attained age 55 and who has been a Participant in the Plan for at least 10 years.

Section 1.52                                Retirement

 means: (a) any termination of participation in the Plan at or after attainment of age 65; and (b) any retirement under an applicable qualified defined benefit plan of the Employer as in effect from time to time with entitlement to a normal or early retirement allowance.

Section 1.53                                Retroactive Contribution

 means a contribution made on a retroactive basis in respect of a period of Qualified Military Service in accordance with sections 5.3.

Section 1.54                                Share

 means a share of any class of stock issued by the Employer or any Affiliated Employer; provided that such share is a “qualifying employer security” within the meaning of section 409(1) of the Code and section 407(d)(5) of ERISA.

Section 1.55                                Share Acquisition Loan

 means a loan obtained by the Trustee in accordance with Article VI.

Section 1.56                                Share Investment Account

 means an Investment Account established and maintained in accordance with Article XI.

Section 1.57                                Tender Offer

 means a tender offer made to holders of any one or more classes of Shares generally, or any other offer made to holders of any one or more classes of Shares generally to purchase, exchange, redeem or otherwise transfer Shares, whether for cash or other consideration.

Section 1.58                                Total Compensation

 during any period means the total compensation paid to such person during such period by the Employer and all Affiliated Employers which is required to be reported to such person on a written statement under section 6041(d), 6051(a)(3) and 6052 of the Code. In addition, for purposes of applying the provisions of section 8.2 to Limitation Years beginning on or after December 31, 1997 and for purposes of identifying those persons who are Highly Compensated Employees, each person’s Total Compensation shall include any elective deferrals (within the meaning of section 402(g) of the Code) under any qualified cash or deferred arrangement described in section 401(k) of the Code and maintained by the Employer or any Affiliated Employer, any tax-deferred annuity described in section 403(b) of the Code and maintained by the Employer or any Affiliated Employer, any salary reduction simplified employee pension plan described in section 408(k) of the Code and maintained by the Employer or any Affiliated Employer, any salary reduction contributions under any cafeteria plan described in section 125 of the Code and maintained by the Employer or any Affiliated Employer, and any salary reduction contributions under any qualified transportation filing benefits plan described in section 132(f) of the Code and maintained by the Employer or any Affiliated Employer. In no event shall a person’s Total Compensation for any Plan Year include any compensation in excess of the amount permitted under section 401(a)(17) of the Code. For purposes of applying the foregoing limitation in any Plan Year beginning prior to January 1, 1997 to any person who is a Five Percent Owner or who is one of the 10 Highly Compensated Employees with the highest Total Compensation (determined prior to the application of this sentence), any Total Compensation paid to the spouse of such person or to any lineal descendant of such person who has not attained age 19 on or before the last day of such calendar year shall be deemed to have been paid to such person.

Section 1.59                                Trust

 means the legal relationship created by the Trust Agreement pursuant to which the Trustee holds the Trust Fund in trust. The Trust may be referred to as the “Employee Stock Ownership Plan Trust of Dime Community Bancshares, Inc. and Certain Affiliates.”

Section 1.60                                Trust Agreement

 means the agreement between Dime Community Bancshares, Inc. and the Trustee therein named or its successors pursuant to which the Trust Fund shall be held in trust.

Section 1.61                                Trust Fund

 means the corpus (consisting of contributions paid over to the Trustee and investments thereof), and all earnings, appreciation or additions thereof and thereto, held by the Trustee under the Trust Agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan.

Section 1.62                                Trustee

 means the Trustee of the Trust Fund from time to time in office. The Trustee shall serve as Trustee until it is removed or resigns from office and is replaced by a successor Trustee appointed in accordance with the terms of the Trust Agreement.

Section 1.63                                Valuation Date

 means the last business day of March, June, September and December.

ARTICLE II

Participation

Section 2.1                                Eligibility for Participation.

(a)           Only Eligible Employees may be or become Participants in the Plan. An Employee shall be an Eligible Employee if he is a salaried, common-law employee of an Employer who has completed a Period of Service of at least one year and is not excluded under section 2.1(b). For purposes of this section 2.1(a), beginning July 1, 1997, a Period of Service of one year shall mean a Period of Service of twelve months, and any fractional part of a month consisting of at least fifteen days shall be deemed a full month.

(b)           An Employee is not an Eligible Employee if he:

(i)           is an Employee who has waived any claim to participation in the Plan;

or

(ii)           is an Employee or in a unit of Employees covered by a collective bargaining agreement with the Employer where retirement benefits were the subject of good faith bargaining, unless such agreement expressly provides that Employees such as he be covered under the Plan;

(iii)           is a “leased employee” as defined in section 18.8(a);

(iv)           is compensated on an hourly, daily, commission, fee or retainer basis;

or

(v)           is classified as an “independent contractor” by the Employer, even if considered a common-law employee under applicable law.

Section 2.2                                Commencement of Participation.

Every Employee who is an Eligible Employee on the Effective Date shall automatically become a Participant on the Effective Date. An Employee who becomes an Eligible Employee after the Effective Date shall automatically become a Participant on the first day on which he becomes an Eligible Employee.

Section 2.3                                Termination of Participation.

Participation in the Plan shall cease, and a Participant shall become a Former Participant, upon termination of employment with the Employer, death, Disability or Retirement, failure to return to work upon the expiration of a leave of absence granted by the Employer pursuant to section 3.3, becoming an Employee who is excluded under section 2.1(b) or distribution of the entire vested interest in his Account.

Section 2.4                                Adjustments to Period of Service.

(a)           The Period of Service of an Employee shall include any period during which the Employee is separated from the service of the Employer and all Affiliated Employers if such period is less than 365 consecutive days measured from the date on which such Employee terminates service and ending with the first date following such termination for which the Employer is credited with an Hour of Service.

(b)           The Period of Service of an Employee who returns to the service of the Employer and all Affiliated Employers following a separation from service shall commence with the first date following such separation from service for which the Employer is credited with an Hour of Service, and he shall be given credit for any Period of Service prior to such separation, except that if such separation includes a Break in Service, such credit shall not be given until he completes a Period of Service of one year following such Break in Service. If an Employee returns to the service of the Employer or any Affiliated Employer following a separation from service from the Employer and any Affiliated Employer of greater than five consecutive years, then such Employee shall forfeit any Period of Service prior to such separation.

(c)           The Period of Service of an Employee who is absent on Maternity or Paternity Leave shall exclude any period of such absence that occurs after the first anniversary of the commencement of such absence.

(d)           An Employee’s Period of Service shall also be adjusted to the extent required by the Family and Medical Leave Act or any regulations promulgated thereunder.

(e)           Solely for purposes of vesting and eligibility to participate, in the case of an individual who (i) was an employee of an Acquired Company immediately prior to the effective date of the transaction pursuant to which such Company became an Acquired Company and (ii) becomes an Employee as of such effective date, such individual’s service with the Acquired Company shall be treated as service for an Employer.

ARTICLE III

Special Provisions

Section 3.1                                Military Service.

In the case of a termination of employment of any Employee to enter directly into Military Service, the entire period of his absence shall be treated, for purposes of vesting and eligibility for participation (but not, except as required by law, for purposes of eligibility to share in allocations of contributions in accordance with Article VII), as if he had worked for the Employer during the period of his absence. In the event of the re-employment of such person by the Employer within a period of not more than six months:

(a)           after he becomes entitled to release or discharge, if he has entered into the uniformed services of the United States;

(b)           release from hospitalization continuing after discharge from the uniformed services of the United States for a period of not more than two years; or

(c)           after such service terminates, if he has entered into other service defined as Military Service;

such period, also, shall be deemed to be Military Service.

Section 3.2                                Maternity or Paternity Leave.

(a)           Subject to section 3.2(b), in the event of an Employee’s absence from work in the service of the Employer and all Affiliated Employers for a period:

(i)           that commences on or after October 1, 1985;

(ii)           for which the person is not paid or entitled to payment by the Employer or any Affiliated Employer;

(iii)           that constitutes Maternity or Paternity Leave; and

(iv)           that exceeds one year;

then solely for purposes of determining when a Break in Service has occurred or when a Period of Severance of five years has occurred for purposes of section 9.4, the period of such an absence commencing on the first anniversary of such absence and ending on the second anniversary of the commencement of such absence (or, if earlier, on the last day of such absence) shall not be treated as a Period of Severance.

(b)           Notwithstanding anything in the Plan to the contrary, this section 3.2 shall not apply unless the person furnishes to the Plan Administrator such information as the Plan Administrator may reasonably require in order to establish: (i) that the person’s absence is one described in section 3.2(a); and (ii) the number of working days during such absence.

Section 3.3                                Leave of Absence.

In the event of temporary absence from work in the service of the Employer and all Affiliated Employers for any period of two years or less for which a Participant shall have been granted a leave of absence by the Employer, the entire period of his absence shall be treated for purposes of vesting and eligibility for participation (but not for purposes of eligibility to share in the allocation of contributions in accordance with Article VII), as if he had worked for the Employer during the period of his absence. Absence from work for a period greater than, or failure to return to work upon the expiration of, the period of leave of absence granted by the Employer shall terminate participation in the Plan as of the date on which such period ended. In granting leaves of absence for purposes of the Plan, all Employees in like circumstances shall be similarly treated.

Section 3.4                                Family and Medical Leave.

Effective January 1, 2005, in the event of absence for a period recognized as a family and medical leave under the federal Family and Medical Leave Act of 1992, the period of such absence shall be recognized for purposes of vesting and eligibility to participate to the full extent required by law.

ARTICLE IV

Contributions by Participants Not Permitted

Section 4.1                                Contributions by Participants Not Permitted.

Participants shall not be required, nor shall they be permitted, to make contributions to the Plan.

ARTICLE V

Contributions by the Employer

Section 5.1                                In General.

Subject to the limitations of Article VIII and the provisions of Article XIX, for each Plan Year, the Employer shall contribute to the Plan the amount, if any, determined by the Board, but in no event less than the amount described in section 5.2(a). The amount contributed for any Plan Year shall be treated as a Loan Repayment Contribution, an ESOP Contribution, or a combination thereof, in accordance with the provisions of this Article V.

Section 5.2                                Loan Repayment Contributions.

Subject to the provisions of Article XIX, for each Plan Year, a portion of the Employer’s contributions, if any, to the Plan for such Plan Year equal to the sum of:

(a)           the minimum amount required to be added to the Loan Repayment Account in order to provide adequate funds for the payment of the principal and interest then required to be repaid under the terms of any outstanding Share Acquisition Loan obtained by the Trustee; plus

(b)           the additional amount, if any, designated by the Committee to be applied to the prepayment of principal or interest under the terms of any outstanding Share Acquisition Loan obtained by the Trustee;

shall be treated as a Loan Repayment Contribution for such Plan Year. A Loan Repayment Contribution for a Plan Year shall be allocated to the Loan Repayment Account and shall be applied by the Trustee, in the manner directed by the Committee, to the payment of accrued interest and to the reduction of the principal balance of any Share Acquisition Loan obtained by the Trustee that is outstanding on the date on which the Loan Repayment Contribution is made. To the extent that a Loan Repayment Contribution for a Plan Year results in a release of Financed Shares in accordance with section 6.4, such Shares shall be allocated among the Accounts of Eligible Participants for such Plan Year in accordance with section 7.2.

Section 5.3                                ESOP Contributions.

Subject to the provisions of Article XIX, in the event that the amount of the Employer’s contributions to the Plan for a Plan Year exceeds the amount of the Loan Repayment Contributions for such Plan Year, such excess shall be treated as an ESOP Contribution and shall be allocated among the Accounts of the Eligible Participants for such Plan Year in accordance with section 7.3.

Section 5.4                                Retroactive Contributions.

The Employer shall make a Retroactive Contribution in respect of any individual who is re-employed by the Employer after December 12, 1994 following the completion of a period of Qualified Military Service. Such Retroactive Contribution shall be made in the following manner for each Plan Year that includes the period of Qualified Military Service:

(a)           An allocation percentage shall be computed by dividing (i) the sum of the Fair Market Value of all Financed Shares allocated to Eligible Participants for such Plan Year plus the dollar amount of all ESOP Contributions and 401(k) Safe Harbor Contributions made in cash for such Plan Year plus the Fair Market Value of all ESOP Contributions made in Shares for such Plan Year, divided by (ii) the aggregate amount of Allocation Compensation used in the allocation for such Plan Year. Fair Market Value for such purposes shall be determined as of the last day of the Plan Year.

(b)           A notional allocation shall be determined by multiplying (A) the percentage determined under section 5.4(a) by (B) the Allocation Compensation which the individual would have had for the calendar year ending during such Plan Year if he had remained in the service of the Employer in the same capacity and earning Allocation Compensation and Total Compensation at the annual rates in effect immediately prior to the commencement of the Qualified Military Leave (or, if such rates are not reasonably certain, at an annual rate equal to the actual Allocation Compensation and Total Compensation, respectively, paid to him for the 12-month period immediately preceding the Qualified Military Service).

(c)           An actual Retroactive Contribution for the Plan Year shall be determined by computing the excess of (A) the notional allocation determined under section 5.4(b) over (B) the sum of the dollar amount of any ESOP Contribution and 401(k) Safe Harbor Contributions made in cash, the Fair Market Value of any ESOP Contribution in Shares and the Fair Market Value of any Financed Shares actually allocated to such individual for such Plan Year.

If and to the extent that the Allocation Compensation used in determining a Participant’s share of contributions is not uniform for all types of contributions, separate calculations shall be performed.

Section 5.5                                Time and Manner of Payment.

(a)           Payment of contributions made pursuant to this Article V shall be made:

(i)           in cash, in the case of a Loan Repayment Contribution; and

(ii)           in cash, in Shares or in a combination of cash and Shares, in the case of an ESOP Contribution or a Retroactive Contribution; provided however, that any Retroactive Contribution in respect of a 401 (k) Safe Harbor Contribution shall be made only in cash.

(b)           Contributions made pursuant to this Article V for a Plan Year shall be paid to the Trust Fund on or before the due date (including any extensions thereof) of the Employer’s federal income tax return for its taxable year during which such Plan Year ends. All such contributions shall be allocated to the Accounts of the Eligible Participants, in the case of an ESOP Contribution, to the Account of the Participant for whom it is made in the case of a Retroactive Contribution, and to the Loan Repayment Account, in the case of a Loan Repayment Contribution, as soon as is practicable following the payment thereof to the Trust Fund.

ARTICLE VI

Share Acquisition Loans

Section 6.1                                In General.

The Committee may, with the prior approval of the Board, direct the Trustee to obtain a Share Acquisition Loan on behalf of the Plan, the proceeds of which shall be applied on the earliest practicable date:

(a)           to purchase Shares; or

(b)           to make payments of principal or interest, or a combination of principal and interest, with respect to such Share Acquisition Loan; or

(c)           to make payments of principal and interest, or a combination of principal and interest, with respect to a previously obtained Share Acquisition Loan that is then outstanding.

Any such Share Acquisition Loan shall be obtained on such terms and conditions as the Committee may approve; provided, however, that such terms and conditions shall provide for the payment of interest at no more than a reasonable rate and shall permit such Share Acquisition Loan to satisfy the requirements of section 4975(d)(3) of the Code and section 408(b)(3) of ERISA.

Section 6.2                                Collateral; Liability for Repayment.

(a)           The Committee may direct the Trustee to pledge, at the time a Share Acquisition Loan is obtained, the following assets of the Plan as collateral for such Share Acquisition Loan:

(i)           any Shares purchased with the proceeds of such Share Acquisition Loan and any earnings attributable thereto;

(ii)           any Financed Shares then pledged as collateral for a prior Share Acquisition Loan which is repaid with the proceeds of such Share Acquisition Loan and any earnings attributable thereto; and

(iii)           pending the application thereof to purchase Shares or repay a prior Share Acquisition Loan, the proceeds of such Share Acquisition Loan and any earnings attributable thereto.

Except as specifically provided in this section 6.2(a), no assets of the Plan shall be pledged as collateral for the repayment of any Share Acquisition Loan.

(b)           No person entitled to payment under a Share Acquisition Loan shall have any right to the assets of the Plan except for:

(i)           Financed Shares that have been pledged as collateral for such Share Acquisition Loan pursuant to section 6.2(a);

(ii)           Loan Repayment Contributions made pursuant to section 5.2; and

(iii)           earnings attributable to Financed Shares described in section 6.2(b)(i) and to Loan Repayment Contributions described in section 6.2(b)(ii).

Except in the event of a default or a refinancing pursuant to which an existing Share Acquisition Loan is repaid or as provided in section 14.3, the aggregate amount of all payments of principal and interest made by the Trustee with respect to all Share Acquisition Loans obtained on behalf of the Plan shall at no time exceed the aggregate amount of all Loan Repayment Contributions theretofore made plus the aggregate amount of all earnings (other than dividends paid in the form of Shares) attributable to Financed Shares and to such Loan Repayment Contributions.

(c)           Any Share Acquisition Loan shall be without recourse against the Plan and Trust.

Section 6.3                                Loan Repayment Account.

In the event that one or more Share Acquisition Loans shall be obtained, a Loan Repayment Account shall be established under the Plan. The Loan Repayment Account shall be credited with all Shares acquired with the proceeds of a Share Acquisition Loan, all Loan Repayment Contributions and all earnings (including dividends paid in the form of Shares) or appreciation attributable to such Shares and Loan Repayment Contributions. The Loan Repayment Account shall be charged with all payments of principal and interest made by the Trustee with respect to any Share Acquisition Loan, all Shares released in accordance with section 6.4 and all losses, depreciation or expenses attributable to Shares or to other property credited thereto. The Financed Shares, as well as any earnings thereon, shall be allocated to such Loan Repayment Account and shall be accounted for separately from all other amounts contributed under the Plan.

Section 6.4                                Release of Financed Shares.

As of the last day of each Plan Year during which a Share Acquisition Loan is outstanding, a portion of the Financed Shares purchased with the proceeds of such Share Acquisition Loan and allocated to the Loan Repayment Account shall be released. The number of Financed Shares released in any such Plan Year shall be equal to the amount determined according to one of the following methods:

(a)           by computing the product of: (i) the number of Financed Shares purchased with the proceeds of such Share Acquisition Loan and allocated to the Loan Repayment Account immediately before the release is effected; multiplied by (ii) a fraction, the numerator of which is the aggregate amount of the principal and interest payments (other than payments made upon the refinancing of a Share Acquisition Loan as contemplated by section 6.1(c)) made with respect to such Share Acquisition Loan during such Plan Year, and the denominator of which is the aggregate amount of all principal and interest remaining to be paid with respect to such Share Acquisition Loan as of the first day of such Plan Year; or

(b)           by computing the product of: (i) the number of Financed Shares purchased with the proceeds of such Share Acquisition Loan and allocated to the Loan Repayment Account immediately before the release is effected; multiplied by (ii) a fraction, the numerator of which is the aggregate amount of the principal payments (other than payments made upon the refinancing of a Share Acquisition Loan as contemplated by section 6.1(c)) made with respect to such Share Acquisition Loan during such Plan Year, and the denominator of which is the aggregate amount of all of principal remaining to be paid with respect to such Share Acquisition Loan as of the first day of such Plan Year; provided, however, that the method described in this section 6.4(b) may be used only if the Share Acquisition Loan does not extend for a period in excess of 10 years after the date of origination and only to the extent that principal payments on such Share Acquisition Loan are made at least as rapidly as under a loan of like principal amount with a like interest rate and term requiring level amortization of principal and interest.

The method to be used shall be specified in the documents governing the Share Acquisition Loan or, if not specified therein, prescribed by the Committee, in its discretion. In the event that property other than, or in addition to, Financed Shares shall be held in the Loan Repayment Account and pledged as collateral for a Share Acquisition Loan, then the property to be released pursuant to this section 6.4 shall be property having a Fair Market Value determined by applying the method to be used to the Fair Market Value of all property pledged as collateral for such Share Acquisition Loan; provided, however, that no property other than Financed Shares shall be released pursuant to this section 6.4 unless all Financed Shares have previously been released.

Section 6.5                                Restrictions on Financed Shares.

Except to the extent required under any applicable law, rule or regulation, no Shares purchased with the proceeds of a Share Acquisition Loan shall be subject to a put, call or other option, or to any buy-sell or similar arrangement, while held by the Trustee or when distributed from the Plan. The provisions of this section 6.5 shall continue to apply in the event that this Plan shall cease to be an employee stock ownership plan, within the meaning of section 4975(e)(7) of the Code.

ARTICLE VII

Allocation of Contributions

Section 7.1                                Allocation Among Eligible Participants.

Subject to the limitations of Article VIII, ESOP Contributions for a Plan Year made in accordance with section 5.3 and Financed Shares and other property that are released from the Loan Repayment Account for a Plan Year in accordance with section 6.4 shall be allocated among the Eligible Participants for such Plan Year, in the manner provided in this Article VII.

Section 7.2                                Allocation of Released Shares or Other Property.

Subject to the limitations of Article VIII, in the event that Financed Shares or other property are released from the Loan Repayment Account for a Plan Year in accordance with section 6.4, such released Shares or other property shall be allocated among the Accounts of the Eligible Participants for the Plan Year (a) for Plan Years beginning before July 1, 1997, in the proportion that each such Eligible Participant’s Allocation Compensation for the portion of the immediately preceding calendar year during which he was a Participant bears to the aggregate Allocation Compensation of all Eligible Participants for the portion of the immediately preceding calendar year during which they were Participants and (b) for Plan Years beginning after June 30, 1997, in the proportion that each such Eligible Participant’s Allocation Compensation for the immediately preceding calendar year bears to the aggregate Allocation Compensation of all Eligible Participants for the immediately preceding calendar year.

Section 7.3                                Allocation of ESOP Contributions.

Subject to the provisions of Article XIX and the limitations of Article VIII, in the event that the Employer makes an ESOP Contribution for a Plan Year, such ESOP Contribution shall be allocated among the Accounts of the Eligible Participants for such Plan Year (a) for Plan Years beginning before July 1, 1997, in the proportion that each such Eligible Participant’s Allocation Compensation for the portion of the immediately preceding calendar year during which he was a Participant bears to the aggregate Allocation Compensation of all Eligible Participants for the portion of such Plan Year during which they were Eligible Participants; (b) for Plan Years beginning after June 30, 1997, in the proportion that each such Eligible Participant’s Allocation Compensation for the immediately preceding calendar year bears to the aggregate Allocation Compensation of all Eligible Participants for the immediately preceding calendar year; and (c) for Plan Years beginning after June 30, 2000, in the proportion that each such Eligible Participant’s Allocation Compensation for the portion of the Plan Year during which he was a Participant bears to the aggregate Allocation Compensation of all Eligible Participants for the portion of the Plan Year during which they were Eligible Participants.

ARTICLE VIII

Limitations on Allocations

Section 8.1                                Optional Limitations on Allocations of ESOP Contributions.

If, for any Plan Year, the application of sections 7.2 and 7.3 would result in more than one-third of the number of Shares or of the amount of money or property to be allocated thereunder being allocated to the Accounts of Eligible Participants for such Plan Year who are also Highly Compensated Employees for such Plan Year, then the Committee may, but shall not be required to, direct that this section 8.1 shall apply in lieu of sections 7.2 and 7.3. If the Committee gives such a direction, then the Committee shall impose a maximum dollar limitation on the amount of Allocation Compensation that may be taken into account for each Eligible Participant. The dollar limitation which shall be imposed shall be the limitation which produces the result that the aggregate Allocation Compensation taken into account for Eligible Participants who are Highly Compensated Employees, constitutes exactly one-third of the aggregate Allocation Compensation taken into account for all Eligible Participants. In determining whether more than one-third of the number of Shares or of the amount of money or property to be allocated under the Plan for a Plan Year beginning before January 1, 1997 would be allocated to the Highly Compensated Employees, any allocation to be made to the Account of a Family Member of a Highly Compensated Employee who is either a Five Percent Owner or one of the ten Highly Compensated Employees with the highest Total Compensation, shall be treated as an allocation to such Highly Compensated Employee.

Section 8.2                                General Limitations on Contributions.

(a)           No amount shall be allocated to a Participant’s Account under this Plan for any Limitation Year to the extent that such an allocation would result in an Annual Addition of an amount greater than the lesser of (i) for any Limitation Year beginning before January 1, 2002,  (A) $30,000 (or such other amount as is permissible under section 415(c)(1)(A) of the Code), or (A) 25% of the Participant’s Total Compensation for such Limitation Year; and (ii) for any Limitation Year beginning after December 31, 2001, (A) $40,000 (or such other amount a is permissible under section 415(c)(1)(A) of the Code) or (ii) 100% of the Participant’s Total Compensation for such Limitation Year.

(b)           In the case of a Participant who may be entitled to benefits under any qualified defined benefit plan (whether or not terminated) now in effect or ever maintained by the Employer, such Participant’s Annual Additions under this Plan shall, in addition to the limitations provided under section 8.2(a), be further limited so that the sum of the Participant’s Defined Contribution Plan Fraction plus his Defined Benefit Plan Fraction does not exceed 1.0 for any Limitation Year beginning prior to January 1, 2000; provided, however, that for any Limitation Year ending prior to January 1, 1983, the sum of his Defined Contribution Plan Fraction plus his Defined Benefit Plan Fraction shall not exceed 1.4; and provided further, that this limitation shall only apply if and to the extent that the benefits under the Employer’s qualified defined benefit plan or any other qualified defined contribution plan of the Employer are not limited so that such sum is not exceeded.

(c)           For purposes of this section 8.2, the following special definitions shall apply:

(i)           Annual Addition means the sum of the following amounts allocated on behalf of a Participant for a Limitation Year:

(A)           all contributions by the Employer (including contributions made under a salary reduction agreement pursuant to sections 401(k), 408(k) or 403(b) of the Code but not including catch-up election deferred described in section 414(v) of the Code) under any qualified defined contribution plan (other than this Plan) maintained by the Employer, as well as the Participant’s allocable share, if any, of any forfeitures under such plans; plus

(B)            (I) for Limitation Years that began prior to January 1, 1987, the lesser of (1) 50% of the Participant’s voluntary nondeductible contributions to all qualified defined contribution plans maintained by the Employer, or (2) the amount by which the Participant’s nondeductible voluntary contributions to such plans exceeds 6% of his Total Compensation; and (II) for Limitation Years that begin after December 31, 1986, all of the Participant’s voluntary nondeductible contributions to such plans; plus

(C)           all ESOP Contributions and 401(k) Safe Harbor Contributions under this Plan; plus

(D)           except as hereinafter provided in this section 8.2(c)(i), a portion of the Employer’s Loan Repayment Contributions to the Plan for such Limitation Year which bears the same proportion to the total amount of the Employer’s Loan Repayment Contributions for the Limitation Year that the number of Shares (or the Fair Market Value of property other than Shares) allocated to the Participant’s Account pursuant to section 7.2 or 8.1, whichever is applicable, bears to the aggregate number of Shares (or Fair Market Value of property other than Shares) so allocated to all Participants for such Limitation Year.

(E)           amounts allocated after March 31, 1984 to an individual medical account (within the meaning of section 415(1) of the Code) which is part of a pension or annuity plan maintained by the Employer and amounts derived from contributions paid or accrued after, and in a taxable year ending after, December 31, 1985 which are attributable to post-retirement medical benefits and allocated to a separate account of a key employee (within the meaning of section 419A(d)(3) of the Code) under a welfare benefit fund (within the meaning of section 419(e) of the Code).

Notwithstanding section 8.2(c)(i)(D), if, for any Limitation Year, the aggregate amount of ESOP Contributions allocated to the Accounts of the individuals who are Highly Compensated Employees for such Limitation Year, when added to such Highly Compensated Employees’ allocable share of any Loan Repayment Contributions for such Limitation Year, does not exceed one-third of the total of all ESOP Contributions and Loan Repayment Contributions for such Limitation Year, then that portion, if any, of the Loan Repayment Contributions for such Limitation Year that is applied to the payment of interest on a Share Acquisition Loan shall not be included as an Annual Addition. In determining whether more than one-third of the number of Shares or of the amount of money or property to be allocated under the Plan for a Plan Year beginning before January 1, 1997 would be allocated to the Highly Compensated Employees, any allocation to be made to the Account of a Family Member of a Highly Compensated Employee who is either a Five Percent Owner or one of the ten Highly Compensated Employees with the highest Total Compensation, shall be treated as an allocation to such Highly Compensated Employee. In no event shall any Financed Shares, any dividends or other earnings thereon, any proceeds of the sale thereof or any portion of the value of the foregoing be included as an Annual Addition.

(ii)           Employer means Dime Community Bancshares, Inc., and all members of a controlled group of corporations, as defined in section 414(b) of the Code, as modified by section 415(h) of the Code, all commonly controlled trades or businesses, as defined in section 414(c) of the Code, as modified by section 415(h) of the Code, all affiliated service groups, as defined in section 414(m) of the Code, of which Dime Community Bancshares, Inc. is a member, as well as any leasing organization, as defined in section 18.8, that employs any person who is considered an employee under section 18.8 and any other entity that is required to be aggregated with the Employer pursuant to regulations under section 414(o) of the Code.

(iii)           Defined Benefit Plan Fraction means, for any Participant for any Limitation Year, a fraction, the numerator of which is the Projected Annual Benefit (determined as of the end of such Limitation Year) of the Participant under any qualified defined benefit plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years, and the denominator of which is as follows: (A) for Limitation Years ending prior to January 1, 1983, the lesser of (I) the dollar limitation in effect under section 415(b)(1) (A) of the Code for such Limitation Year, or (II) the amount which may be taken into account under section 415(b)(1)(B) of the Code with respect to such Participant for such Limitation Year; and (B) in all other cases, the lesser of (I) (except as provided in section 17.8(b) for a Top Heavy Plan Year) the product of 1.25 multiplied by the dollar limitation in effect under section 415(b)(1)(A) of the Code for such Limitation Year, or (II) the product of 1.4 multiplied by the amount which may be taken into account under section 415(b)(1)(B) of the Code with respect to such Participant for such Limitation Year.

(iv)           Defined Contribution Plan Fraction means, for any Participant for any Limitation Year, a fraction (A) the numerator of which is the sum of such Participant’s Annual Additions (determined as of the end of such Limitation Year) under this Plan and any other qualified defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years, and (B) the denominator of which is as follows: (I) for Limitation Years ending prior to January 1, 1983, the sum of the lesser of the following amounts for such Limitation Year and for each prior Limitation Year during which such Participant was employed by the Employer: (1) the Maximum Permissible Amount for such Limitation Year (without regard to section 415(c)(6) of the Code), or (2) the amount which may be taken into account under section 415(c)(1)(B) of the Code with respect to such Participant for such Limitation Year; and (II) in all other cases, the sum of the lesser of the following amounts for such Limitation Year and for each prior Limitation during which such Participant was employed by the Employer: (1) (except as provided in section 17.8(b) for a Top Heavy Plan Year) the product of 1.25 multiplied by the Maximum Permissible Amount for such Limitation Year (determined without regard to section 415(c)(6) of the Code), or (2) the product of 1.4 multiplied by the amount which may be taken into account under section 415(c)(1)(B) of the Code (or section 415(c)(7) of the Code, if applicable) with respect to such Participant for such Limitation Year; provided, however, that the Plan Administrator may, at his election, adopt the transition rule set forth in section 415(e)(6) of the Code in making the computation set forth in this section 8.2(c)(iv). If the sum of a Participant’s Defined Benefit Plan Fraction and Defined Contribution Plan Fraction exceeded 1.0 as of September 30, 1983, then such Participant’s Defined Contribution Plan Fraction shall be determined under regulations to be prescribed by the Secretary of the Treasury so that the sum of the fractions does not exceed 1.0.

(v)           Limitation Year means the calendar year.

(vi)           Maximum Permissible Amount means (A) $25,000 (or such higher amount as may be permitted under section 415(d) of the Code because of cost of living increases) for Limitation Years beginning prior to January 1, 1983, and (B) the greater of (I) $30,000, or (II) 25% of the dollar limitation in effect under section 415(b)(1)(A) of the Code for Limitation Years beginning on or after January 1, 1983 and prior to January 1, 1994, and (C) the lesser of (I) $30,000 (or such higher amount as may be permitted under section 415(d) of the Code because of cost of living increases) or (II) the percentage limitation in effect under section 415(c)(1)(B) of the Code for Limitation Years beginning on or after January 1, 1995.

(vii)           Projected Annual Benefit means a Participant’s annual retirement benefit (adjusted to the actuarial equivalent of a straight life annuity if expressed in a form other than a straight life or qualified joint and survivor annuity) under any qualified defined benefit plan maintained by the Employer, whether or not terminated, assuming that the Participant will continue employment until the later of such Participant’s current age or normal retirement age under such plan, and that the Participant’s Total Compensation for the Limitation Year and all other relevant factors used to determine benefits under such plan will remain constant for all future Limitation Years.

(d)           When a Participant’s Annual Addition to this Plan must be reduced to satisfy the limitations of section 8.2(a) or (b), such reduction shall be applied to ESOP Contributions and to Shares allocated as a result of a Loan Repayment Contribution which are included as an Annual Addition in such order as shall result in the smallest reduction in the number of Shares allocable to the Participant’s Account. No reduction shall be applied to 401(k) Safe Harbor Contributions unless and until all other amounts included in the Participant’s Annual Addition have been reduced to zero. The amount by which any Participant’s Annual Addition to this Plan is reduced shall be allocated in accordance with Articles V and VII as a contribution by the Employer in the next succeeding Limitation Year.

(e)           Prior to determining a Participant’s actual Total Compensation for a Limitation Year, the Employer may determine the limitations under this section 8.2 for a Participant on the basis of a reasonable estimation of the Participant’s Total Compensation for the Limitation Year that is uniformly determined for all Participants who are similarly situated. As soon as it is administratively feasible after the end of the Limitation Year, the limitations of this section 8.2 shall be determined on the basis of the Participant’s actual Total Compensation for the Limitation Year.

ARTICLE IX

Vesting

Section 9.1                                Vesting.

Subject to the provisions of sections 9.2, 9.3 and 14.1(a), the balance credited to each Employee’s Account shall become vested in accordance with the following schedule:

Period of Service In Years	Vested Percentage
less than 2 years	0%
2 years but less than 3 years	25%
3 years but less than 4 years	50%
4 years but less than 5 years	75%
5 or more years	100%

Section 9.2                                Vesting on Death, Disability Retirement or Change in Control.

(a)           Any previously unvested portion of the remainder of the balance credited to the Account of a Participant or of a person who is a Former Participant solely because he is excluded from participation under section 2.1(b) shall become fully vested in him immediately upon attainment of age 65, or, if earlier, upon the termination of his participation by reason of death, Disability, Retirement or upon the occurrence of a Change in Control of the Employer.

(b)           Each Participant who is employed at the Gates Avenue branch on November 5, 1999, and each person who is a Former Participant solely because he is excluded from participation under section 2.1 (b) and who is employed at the Gates Avenue branch on November 5, 1999, shall be fully vested in his account on November 5, 1999 if his employment with any Affiliated Employer is terminated on November 5, 1999, as a result of the sale of the assets and liabilities of the November 5, 1999 effective on such date.

Section 9.3                                Vesting of 401(k) Safe Harbor Contribution Account.

Notwithstanding anything contained in the Plan to the contrary, the entire balance credited to a Participant’s 401(k) Safe Harbor Contribution Account shall be 100% vested without regard to his Period of Service.

Section 9.4                                Forfeitures on Termination of Employment.

Upon the termination of employment of a Participant or Former Participant for any reason other than death, Disability, Retirement, that portion of the balance credited to his Account which is not vested at the date of such termination shall be forfeited as of the last Valuation Date for the Plan Year in which such termination of employment occurs. The proceeds of such forfeitures, less amounts, if any, required to be credited because of re-employment pursuant to section 9.5, shall be treated as Forfeitures and shall be disposed of as provided in section 9.6.

Section 9.5                                Amounts Credited Upon Re-Employment.

If an Employee forfeited any amount of the balance credited to his Account upon his termination of employment with the Employer, and is re-employed prior to the occurrence of a Period of Severance of five years, then:

(i)           an amount equal to the Fair Market Value of the Shares forfeited, determined as of the date of forfeiture; and

(ii)           the amount credited to his General Investment Account that was forfeited, determined as of the date of forfeiture;

shall be credited back to his Account from the proceeds of forfeitures which are redeemed pursuant to section 9.3 during the Plan Year in which he is re-employed, unless such proceeds are insufficient, in which case, the Employer shall make an additional contribution in the amount of such deficiency.

Section 9.6                                Allocation of Forfeitures.

Any Forfeitures that occur during a Plan Year shall be used to reduce the contributions required of the Employer under the Plan and shall be treated as Loan Repayment Contributions and ESOP Contributions in the proportions designated by the Committee in accordance with Article V.

ARTICLE X

The Trust Fund

Section 10.1                                The Trust Fund.

The Trust Fund shall be held and invested under the Trust Agreement with the Trustee. The provisions of the Trust Agreement shall vest such powers in the Trustee as to investment, control and disbursement of the Trust Fund, and such other provisions not inconsistent with the Plan, including provision for the appointment of one or more “investment managers” within the meaning of section 3(38) of ERISA to manage and control (including acquiring and disposing of) all or any of the assets of the Trust Fund, as the Board may from time to time authorize. Except as required by ERISA, no bond or other security shall be required of any Trustee at any time in office.

Section 10.2                                Investments.

Except to the extent provided to the contrary in section 10.3, the Trust Fund shall be invested in:

(i)           Shares;

(ii)           such Investment Funds as may be established from time to time by the Committee; and

(iii)           such other investments as may be permitted under the Trust Agreement;

in such proportions as shall be determined by the Committee or, if so provided under the Trust Agreement, as directed by one or more investment managers or by the Trustee, in its discretion; provided, however, that the investments of the Trust Fund shall consist primarily of Shares. Notwithstanding the immediately preceding sentence, the Trustee may temporarily invest the Trust Fund in short-term obligations of, or guaranteed by, the United States Government or an agency thereof, or may retain uninvested, or sell investments to provide, amounts of cash required for purposes of the Plan.

Section 10.3                                Distributions for Diversification of Investments.

(a)           Notwithstanding section 10.2, each Qualified Participant may:

(i)           during the first 90 days of each of the first five Plan Years to begin after the Plan Year in which he first becomes a Qualified Participant, elect that such percentage of the balance credited to his Account as he may specify, but in no event more than 25% of the balance credited to his Account, be either distributed to him pursuant to this section 10.3(a)(i) or transferred to The Dime Savings Bank of Williamsburgh 401(k) Savings Plan in RSI Retirement Trust to the extent permitted by such plan, no later than 90 days after the last day that such election may be made; and

(ii)           during the first 90 days of the sixth Plan Year to begin after the Plan Year in which he first becomes a Qualified Participant or of any Plan Year thereafter, elect that such percentage of the balance credited to his Account as he may specify, but in no event more than 50% of the balance credited to his Account, be either distributed to him pursuant to this section 10.3(a)(ii) or transferred to The Dime Savings Bank of Williamsburgh 401(k) Savings Plan in RSI Retirement Trust to the extent permitted by such plan, no later than 90 days after the last day that such election may be made.

For purposes of an election under this section 10.3, the balance credited to a Participant’s Account shall be the balance credited to his Account determined as of the last Valuation Date to occur in the Plan Year immediately preceding the Plan Year in which such election is made and the 25% and 50% limitations shall apply to such balance after adjustment for all amounts previously distributed or transferred to The Dime Savings Bank of Williamsburgh 401(k) Savings Plan in RSI Retirement Trust under this Section 10.3.

(b)           An election made under section 10.3(a) shall be made in writing, in the form and manner prescribed by the Plan Administrator, and shall be filed with the Plan Administrator during the election period specified in section 10.3(a). As soon as is practicable, and in no case later than 90 days following the end of the election period during which such election is made, the Plan Administrator shall take such actions as are necessary to cause the specified percentage of the balance credited to the Account of the Qualified Participant making the election to be distributed to such Qualified Participant.

(c)           An election made under section 10.3(a) may be changed or revoked at any time during the election period described in section 10.3(a) during which it is initially made. In no event, however, shall any election under this section 10.3 result in more than 25% of the balance credited to the Participant’s Account being distributed to the Participant or transferred to The Dime Savings Bank of Williamsburgh 401(k) Savings Plan in RSI Retirement Trust, if such election is made during a Plan Year to which section 10.3(a)(i) applies, or result in more than 50% of the balance distributed to the Participant or transferred to The Dime Savings Bank of Williamsburgh 401(k) Savings Plan in RSI Retirement Trust, if such election is made during the Plan Year to which section 10.3(a)(ii) applies or thereafter.

Section 10.4                                Use of Commingled Trust Funds.

Subject to the provisions of the Trust Agreement, amounts held in the Trust Fund may be invested in:

(a)           any commingled or group trust fund described in section 401(a) of the Code and exempt under section 501(a) of the Code; or

(b)           any common trust fund exempt under section 584 of the Code maintained exclusively for the collective investment of the assets of trusts that are exempt under section 501(a) of the Code;

provided that the trustee of such commingled, group or common trust fund is a bank or trust company.

Section 10.5                                Management and Control of Assets.

All assets of the Plan shall be held by the Trustee in trust for the exclusive benefit of Participants, Former Participants and their Beneficiaries. No part of the corpus or income of the Trust Fund shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants, Former Participants and their Beneficiaries, and for defraying reasonable administrative expenses of the Plan and Trust Fund. No person shall have any interest in or right to any part of the earnings of the Trust Fund, or any rights in, to or under the Trust Fund or any part of its assets, except to the extent expressly provided in the Plan.

ARTICLE XI

Valuation of Interests in the Trust Fund

Section 11.1                                Establishment of Investment Accounts.

The Plan Administrator shall establish, or cause to be established, for each person for whom an Account is maintained a Share Investment Account and a General Investment Account. Such Share Investment Accounts and General Investment Accounts shall be maintained in accordance with this Article XI.

Section 11.2                                Share Investment Accounts.

The Share Investment Account established for a person in accordance with section 11.l shall be credited with: (a) all Shares allocated to such person’s Account; (b) all Shares purchased with amounts of money or property allocated to such person’s Account; (c) all dividends paid in the form of Shares with respect to Shares credited to his Account; and (d) all Shares purchased with amounts credited to such person’s General Investment Account. Such Share Investment Account shall be charged with all Shares that are sold or exchanged to acquire other investments or to provide cash and with all Shares that are distributed in kind.

Section 11.3                                General Investment Accounts.

The General Investment Account that is established for a person in accordance with section 11.1 shall be credited with: (a) all amounts, other than Shares, allocated to such person’s Account; (b) all dividends paid in a form other than Shares with respect to Shares credited to such person’s Share Investment Account; (c) the proceeds of any sale of Shares credited to such person’s Share Investment Account; and (d) any earnings attributable to amounts credited to such person’s General Investment Account. Such General Investment Account shall be charged with all amounts credited thereto that are applied to the purchase of Shares, any losses or depreciation attributable to amounts credited thereto, any expenses allocable thereto and any distributions of amounts credited thereto.

Section 11.4                                Valuation of Investment Accounts.

(a)           The Plan Administrator shall determine, or cause to be determined, the aggregate value of each person’s Share Investment Account as of each Valuation Date by multiplying the number of Shares credited to such Share Investment Account on such Valuation Date by the Fair Market Value of a Share on such Valuation Date.

(b)           As of each Valuation Date, the Accounts of each Participant shall be separately adjusted to reflect their proportionate share of any appreciation or depreciation in the fair market value of the Investment Funds, any income earned by the Investment Funds and any expenses incurred by the Investment Funds, as well as any contributions, withdrawals or distributions and investment transfers not posted as of the last Valuation Date.

Section 11.5                                Annual Statements.

There shall be furnished, by mail or otherwise, at least once in each Plan Year to each person who would then be entitled to receive all or part of the balance credited to any Account if the Plan were then terminated, a statement of his interest in the Plan as of such date as shall be selected by the Plan Administrator, which statement shall be deemed to have been accepted as correct and be binding on such person unless the Plan Administrator receives written notice to the contrary within 30 days after the statement is mailed or furnished to such person.

ARTICLE XII

Shares

Section 12.1                                Specific Allocation of Shares.

All Shares purchased under the Plan shall be specifically allocated to the Share Investment Accounts of Participants, Former Participants and their Beneficiaries in accordance with section 11.2, with the exception of Financed Shares, which shall be allocated to the Loan Repayment Account.

Section 12.2                                Dividends.

(a)           Subject to Article XIX, dividends paid with respect to Shares held under the Plan shall be credited to the Loan Repayment Account, if paid with respect to Financed Shares. Such dividends shall be: (i) applied to the payment of principal and accrued interest with respect to any Share Acquisition Loan, if paid in cash; or (ii) held in the Loan Repayment Account as Financed Shares for release in accordance with section 6.4, if paid in the form of Shares.

(b)           Dividends paid with respect to Shares allocated to a person’s Share Investment Account shall be credited to such person’s Share Investment Account. Cash dividends credited to a person’s General Investment Account shall be, at the direction of the Board, either: (i) held in such General Investment Account and invested in accordance with sections 10.2 and 11.3; (ii) distributed immediately to such person; (iii) distributed to such person within 90 days of the close of the Plan Year in which such dividends were paid; (iv) in the case of dividends paid after December 31, 2002, if such person is 100% vested and at the election of such person, either distributed to him as provided in section 12.2(b)(iii) or retained in his Account and reinvested in Shares; or (v) used to make payments of principal or interest on a Share Acquisition Loan; provided, however, that the Fair Market Value of Financed Shares released from the Loan Repayment Account equals or exceeds the amount of the dividend.

Section 12.3                                Voting Rights.

(a)           Each person shall direct the manner in which all voting rights appurtenant to Shares allocated to his Share Investment Account will be exercised, provided that such Shares were allocated to his Share Investment Account as of the applicable record date. Such a direction shall be given by completing and filing with the inspector of elections, the Trustee or such other person who shall be independent of the Employer as the Committee shall designate, at least 10 days prior to the date of the meeting of holders of Shares at which such voting rights will be exercised, a written direction in the form and manner prescribed by the Committee. The inspector of elections, the Trustee or such other person designated by the Committee shall tabulate the directions given on a strictly confidential basis, and shall provide the Committee with only the final results of the tabulation. The final results of the tabulation shall be followed by the Committee in directing the Trustee as to the manner in which such voting rights shall be exercised. The Plan Administrator shall make a reasonable effort to furnish, or cause to be furnished, to each person for whom a Share Investment Account is maintained all annual reports, proxy materials and other information known by the Plan Administrator to have been furnished by the issuer of the Shares, or by any solicitor of proxies, to the holders of Shares.

(b)           To the extent that any person shall fail to give instructions with respect to the exercise of voting rights appurtenant to Shares allocated to his Share Investment Account:

(i)           the Trustee shall, with respect to each matter to be voted upon: (A) cast a number of affirmative votes equal to the product of (I) the number of allocated Shares for which no written instructions have been given, multiplied by (II) a fraction, the numerator of which is the number of allocated Shares for which affirmative votes will be cast in accordance with written instructions given as provided in section 12.3(a) and the denominator of which is the aggregate number of affirmative and negative votes which will be cast in accordance with written instructions given as aforesaid, and (B) cast a number of negative votes equal to the excess (if any) of (I) the number of allocated Shares for which no written instructions have been given over (II) the number of affirmative votes being cast with respect to such allocated Shares pursuant to section 12.3(b)(i)(A); or

(ii)           if the Trustee shall determine that it may not, consistent with its fiduciary duties, vote the allocated Shares for which no written instructions have been given in the manner described in section 12.3(b)(i), it shall vote such Shares in such manner as it, in its discretion, may determine to be in the best interests of the persons to whose Share Investment Accounts such Shares have been allocated.

(c)           i)           The voting rights appurtenant to Financed Shares shall be exercised as follows with respect to each matter as to which holders of Shares may vote:

(A)           a number of votes equal to the product of (I) the total number of votes appurtenant to Financed Shares allocated to the Loan Repayment Account on the applicable record date; multiplied by (II) a fraction, the numerator of which is the total number of affirmative votes cast by Participants, Former Participants and the Beneficiaries of deceased Former Participants with respect to such matter pursuant to section 12.3(a) and the denominator of which is the total number of affirmative and negative votes cast by Participants, Former Participants and the Beneficiaries of deceased Former Participants, shall be cast in the affirmative; and

(B)           a number of votes equal to the excess of (I) the total number of votes appurtenant to Financed Shares allocated to the Loan Repayment Account on the applicable record date, over (II) the number of affirmative votes cast pursuant to section 12.3(c)(i)(A) shall be cast in the negative.

To the extent that the Financed Shares consist of more than one class of Shares, this section 12.3(c)(i) shall be applied separately with respect to each class of Shares.

(ii)           If voting rights are to be exercised with respect to Financed Shares as provided in section 12.3(c)(i)(A) and (B) at a time when there are no Shares allocated to the Share Investment Accounts of Participants, Former Participants and the Beneficiaries of deceased Former Participants, then the voting rights appurtenant to Financed Shares shall be exercised as follows with respect to each matter as to which holders of Shares may vote:

(A)           Each person who is a Participant on the applicable record date and who was a Participant on the last day of the Plan Year ending on or immediately prior to such record date will be granted a number of votes equal to the quotient, rounded to the nearest integral number, of (I) such Participant’s Allocation Compensation for the Plan Year ending on or immediately prior to such record date (or for the portion of such Plan Year during which he was a Participant); divided by (II) $1,000.00; and

(B)           a number of votes equal to the product of (I) the total number of Financed Shares allocated to the Loan Repayment Account on the applicable record date; multiplied by (II) a fraction, the numerator of which is the total number of votes that are cast in the affirmative with respect to such matter pursuant to section 12.3(c)(ii)(A) and the denominator of which is the total number of votes that are cast either in the affirmative or in the negative with respect to such matter pursuant to section 12.3(c)(ii)(A), shall be cast in the affirmative; and

(C)           a number of votes equal to the excess of (I) the total number of Financed Shares allocated to the Loan Repayment Account on the applicable record date, over (II) the number of affirmative votes cast with respect to such matter pursuant to section 12.3(c)(ii)(B), shall be cast in the negative.

To the extent that the Financed Shares consist of more than one class of Shares, this section 12.3(c)(ii) shall be applied separately with respect to each class of Shares.

(d)           Each such person shall, for purposes of this section 12.3, be deemed a “named fiduciary” within the meaning of section 402(a)(2) of ERISA.

Section 12.4                                Tender Offers.

(a)           Each person shall direct whether Shares allocated to his Share Investment Account will be delivered in response to any Tender Offer. Such a direction shall be given by completing and filing with the Trustee or such other person who shall be independent of the Employer as the Committee shall designate, at least 10 days prior to the latest date for exercising a right to deliver Shares pursuant to such Tender Offer, a written direction in the form and manner prescribed by the Committee. The Trustee or other person designated by the Committee shall tabulate the directions given on a strictly confidential basis, and shall provide the Committee with only the final results of the tabulation. The final results of the tabulation shall be followed by the Committee in directing the number of Shares to be delivered. The Plan Administrator shall make a reasonable effort to furnish, or cause to be furnished, to each person for whom a Share Investment Account is maintained, all information known by the Plan Administrator to have been furnished by the issuer or by or on behalf of any person making such Tender Offer, to the holders of Shares in connection with such Tender Offer.

(b)           To the extent that any person shall fail to give instructions with respect to Shares allocated to his Share Investment Account:

(i)           the Trustee shall (A) tender or otherwise offer for purchase, exchange or redemption a number of such Shares equal to the product of (I) the number of allocated Shares for which no written instructions have been given, multiplied by (II) a fraction, the numerator of which is the number of allocated Shares tendered or otherwise offered for purchase, exchange or redemption in accordance with written instructions given as provided in section 12.4(a) and the denominator of which is the aggregate number of allocated Shares for which written instructions have been given as aforesaid, and (B) withhold a number of Shares equal to the excess (if any) of (I) the number of allocated Shares for which no written instructions have been given over (II) the number of Shares being tendered or otherwise offered pursuant to section 12.4(b)(i)(A); or

(ii)           if the Trustee shall determine that it may not, consistent with its fiduciary duties, exercise the tender or other rights appurtenant to allocated Shares for which no written instructions have been given in the manner described in section 12.4(b)(i), it shall tender, or otherwise offer, or withhold such Shares in such manner as it, in its discretion, may determine to be in the best interests of the persons to whose Share Investment Accounts such Shares have been allocated.

(c)           In the case of any Tender Offer, any Financed Shares held in the Loan Repayment Account shall be dealt with as follows:

(i)           If such Tender Offer occurs at a time when there are no Shares allocated to the Share Investment Accounts of Participants, Former Participants and the Beneficiaries of deceased Former Participants, then the disposition of the Financed Shares shall be determined as follows:

(A)           each person who is a Participant on the applicable record date and who was a Participant on the last day of the Plan Year ending on or immediately prior to such record date will be granted a number of tender rights equal to the quotient, rounded to the nearest integral number, of (I) such Participant’s Allocation Compensation for the Plan Year ending on or immediately prior to such record date (or for the portion of such Plan Year during which he was a Participant), divided by (II) $1,000.00; and

(B)           on the last day for delivering Shares or otherwise responding to such Tender Offer, a number of Shares equal to the product of (I) the total number of Financed Shares allocated to the Loan Repayment Account on the last day of the effective period of such Tender Offer; multiplied by (II) a fraction, the numerator of which is the total number of tender rights exercised in favor of the delivery of Shares in response to the Tender Offer pursuant to section 12.4(c)(i)(A) and the denominator of which is the total number of tender rights that are exercisable in response to the Tender Offer pursuant to section 12.4(c)(i)(A), shall be delivered in response to the Tender Offer; and

(C)           a number of Shares equal to the excess of (I) the total number of Financed Shares allocated to the Loan Repayment Account on the last day of the effective period of such Tender Offer; over (II) the number of Shares to be delivered in response to the Tender Offer pursuant to section 12.4(c)(i)(B), shall be withheld from delivery.

(ii)           If such Tender Offer occurs at a time when the voting rights appurtenant to such Financed Shares are to be exercised in accordance with section 12.3(c)(i), then:

(A)           on the last day for delivering Shares or otherwise responding to such Tender Offer, a number of Financed Shares equal to the product of (I) the total number of Financed Shares allocated to the Loan Repayment Account on the last day of the effective period of such Tender Offer; multiplied by (II) a fraction, the numerator of which is the total number of Shares delivered from the Share Investment Accounts of Participants, Former Participants and the Beneficiaries of deceased Former Participants in response to such Tender Offer pursuant to section 12.4(a), and the denominator of which is the total number of Shares allocated to the Share Investment Accounts of Participants, Former Participants and Beneficiaries of deceased Former Participants immediately prior to the last day for delivering Shares or otherwise responding to such Tender Offer, shall be delivered; and

(B)           a number of Financed Shares equal to the excess of (I) the total number of Financed Shares allocated to the Loan Repayment Account on the last day for delivering Shares or otherwise responding to such Tender Offer; over (II) the number of Financed Shares to be delivered pursuant to section 12.4(c)(ii)(A), shall be withheld from delivery.

To the extent that the Financed Shares consist of more than one class of Shares, this section 12.4(c) shall be applied separately with respect to each class of Shares.

(d)           Each such person shall, for purposes of this section 12.4, be deemed a “named fiduciary” within the meaning of section 402(a)(2) of ERISA.

ARTICLE XIII

Payment of Benefits

Section 13.1                                In General.

The balance credited to a Participant’s or Former Participant’s Account under the Plan shall be paid only at the times, to the extent, in the manner and to the persons provided in this Article XIII.

Section 13.2                                Designation of Beneficiaries.

(a)           Subject to section 13.2(b), any person entitled to a benefit under the Plan may designate a Beneficiary to receive any amount to which he is entitled that remains undistributed on the date of his death. Such person shall designate his Beneficiary (and may change or revoke any such designation) in writing in the form and manner prescribed by the Plan Administrator. Such designation, and any change or revocation thereof, shall be effective only if received by the Plan Administrator prior to such person’s death and shall become irrevocable upon such person’s death.

(b)           A Participant or Former Participant who is married shall automatically be deemed to have designated his spouse as his Beneficiary, unless, prior to the time such designation would, under section 13.2(a), become irrevocable:

(i)           the Participant or Former Participant designates an additional or a different Beneficiary in accordance with this section 13.2; and

(ii)            (1) the spouse of such Participant or Former Participant consents to such designation in a writing that acknowledges the effect of such consent and is witnessed by a Plan representative or a notary public; or (B) the spouse of such Participant or Former Participant has previously consented to such designation by signing a written waiver of any right to consent to any designation made by the Participant or Former Participant, and such waiver acknowledged the effect of the waiver and was witnessed by a Plan representative or a notary public; or (C) it is established to the satisfaction of a Plan representative that the consent required under section 13.2(b)(ii)(A) may not be obtained because such spouse cannot be located or because of other circumstances permitted under regulations issued by the Secretary of the Treasury.

(c)           In the event that a Beneficiary entitled to payments hereunder shall die after the death of the person who designated him but prior to receiving payment of his entire interest in the Account of the person who designated him, then such Beneficiary’s interest in the Account of such person, or any unpaid balance thereof, shall be paid as provided in section 13.3 to the Beneficiary who has been designated by the deceased Beneficiary, or if there is none, to the executor or administrator of the estate of such deceased Beneficiary, or if no such executor or administrator is appointed within such time as the Plan Administrator, in his sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased Beneficiary as the Plan Administrator may select. If a person entitled to a bene fit under the Plan and any of the Beneficiaries designated by him shall die in such circumstances that there shall be substantial doubt as to which of them shall have been the first to die, for all purposes of the Plan, the person who made the Beneficiary designation shall be deemed to have survived such Beneficiary.

(d)           If no Beneficiary survives the person entitled to the benefit under the Plan or if no Beneficiary has been designated by such person, such benefit shall be paid to the executor or administrator of the estate of such person, or if no such executor or administrator is appointed within such time as the Plan Administrator, in his sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Plan Administrator may select.

Section 13.3                                Distributions to Participants and Former Participants.

(a)           (i)           The vested portion of the balance credited to a Participant’s or a Former Participant’s Account shall be distributed to him commencing as of the last Valuation Date to occur in the Plan Year in which the Participant or Former Participant terminates employment with the Employer or attains age 65, whichever is later, unless the Participant or Former Participant elects otherwise pursuant to section 13.3(a)(ii), and the payment, or first in a series of payments, is actually made within sixty (60) days following such Valuation Date; provided, however, that required minimum distributions shall be made earlier in accordance with section 13.5; and provided, further, that if termination of employment occurs prior to January 1, 1999 and the total vested balance credited to his Account at termination of employment is $3,500 or less, or if termination of employment occurs after December 31, 1998 and the total vested balance credited to his Account at termination of employment is $5,000 (or such higher amount as may be prescribed by law) or less, or if termination of employment occurs on or after March 28, 2005 and the total vested balance credited to his Account at termination of employment is $1,000 or less, his entire vested interest in his Account shall be paid to him in a single lump sum as soon as practicable after termination of employment.

(ii)           A Participant or Former Participant may, upon request on a form provided by the Plan Administrator and filed with the Plan Administrator not later than 15 days prior to the date on which his employment with the Employer terminates, elect that his vested interest in his Account be paid commencing as of any earlier or later Valuation Date after his termination of employment, but in no event later than the last Valuation Date to occur in the calendar year in which the Participant or Former Participant attains age 70½, in which case the payment, or first in a series of payments, shall be made within three months following such Valuation Date.

(b)           (i)           Subject to section 13.3(b)(ii), the vested portion of the balance credited to the Account of a Participant or Former Participant will be paid to him, commencing as of the Valuation Date determined under section 13.3(a), in substantially equal annual installments over a fixed period equal to the greater of:

(A)           five years; or

(B)           if the vested portion of the balance credited to the Account of the Participant or Former Participant, determined as of the Valuation Date determined under section 13.3(a), is greater than $500,000 (or such larger amount as may be prescribed by the Secretary of the Treasury, pursuant to section 409(o) of the Code), the sum of five years plus the lesser of (I) five additional years; or (II) one additional year for each $100,000 (or fraction thereof) by which the vested portion of the balance credited to the Participant’s or Former Participant’s Account exceeds $500,000 (or such larger amount as may be prescribed by the Secretary of the Treasury pursuant to section 409(o) of the Code).

(ii)           A Participant or Former Participant may, upon request on a form provided by the Plan Administrator and filed with the Plan Administrator not later than 15 days prior to the date on which his employment terminates, elect that the vested portion of the balance credited to his Account be paid, commencing as of the Valuation Date determined under section 13.3(a):

(A)           in substantially equal annual installments over a fixed period not to exceed the lesser of (I) 10 years, or (II) the life expectancy of the Participant or Former Participant, or, if his Beneficiary is a Designated Beneficiary, the joint life and last survivor expectancy of the Participant or Former Participant and his Designated Beneficiary (determined before January 1, 2002 under Tables V and VI of section 1.72-9 of the Income Tax Regulations, using their respective attained ages as of their birthdays in the calendar year that includes the Valuation Date as of which the first payment is made, and after December 31, 2001 under the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury regulations using the Participant’s age as of the Participant’s birthday in such calendar year or, if the Participant’s sole Designated Beneficiary is a surviving spouse who is more than 10 years younger than the Participant, the under the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in such calendar year); Or

(B)           subject to section 13.4, in a lump sum payment.

(c)           If any person entitled to a benefit under the Plan dies before his entire benefit has been distributed to him, then the remainder of such benefit shall be paid to the Beneficiary designated by him under section 13.2 either:

(i)           in a lump sum distribution as of the Valuation Date next following the date of his death, and the amount thereof shall be based upon the vested portion of the balance credited to his Account as of such Valuation Date; or

(ii)           if, prior to the death of the Participant or Former Participant whose vested Account is being distributed, an election pursuant to section 13.3(b)(ii)(B) is in effect for him, in a lump sum distribution as of the Valuation Date specified in such election, or, if earlier, as of the latest Valuation Date that would permit payment to be made within five years after the Participant’s or Former Participant’s death, and the amount thereof shall be based upon the vested portion of the balance credited to his Account as of such Valuation Date; or

(iii)           if, prior to the death of the Participant or Former Participant whose vested Account is being distributed, an election pursuant to section 13.3(b)(ii)(A) is in effect for him:

(A)           over the period and at the times set forth in such election, if distribution has begun prior to the Participant’s or Former Participant’s death; or

(B)           commencing at the time set forth in such election and over the period set forth in such election (or, if less, over a period equal to the life expectancy of the Beneficiary of the deceased Participant or Former Participant), if the deceased Participant’s or Former Participant’s spouse is his Beneficiary and distribution has not begun prior to the deceased Participant’s or Former Participant’s death; or

(C)           commencing on the date specified in such election (or, if earlier, the last Valuation Date that will permit payment to begin within one year after the deceased Participant’s or Former Participant’s death) and over the period set forth in such election (or, if less, over a period equal to the life expectancy of the Beneficiary of the deceased Participant or Former Participant), if the deceased Participant’s or Former Participant’s Beneficiary is a natural person other than his spouse and distribution has not begun prior to the deceased Participant’s or Former Participant’s death;

and the amount thereof shall be based upon the vested portion of the balance credited to his Account as of the Valuation Dates as of which payments are determined; or

(iv)           upon written application of the Beneficiary made in such form and manner as the Plan Administrator may prescribe, at another time or in another manner permitted under section 13.3(a) or (b), subject to the following limitations:

(A)           (I) If such Beneficiary is a Designated Beneficiary other than the spouse of the deceased Participant or Former Participant whose vested Account is being distributed, a distribution that commences within one year after such deceased Participant’s or Former Participant’s death shall be made over a fixed period that does not exceed the life expectancy of such Beneficiary when distribution commences.

(II)           If such Designated Beneficiary is the spouse of the deceased Participant or Former Participant whose vested Account is being distributed, a distribution that commences no later than the later of:  (1) the date on which the deceased Participant or Former Participant would have attained age 70½ had he lived; or (2) the first anniversary of the death of such deceased Participant or Former Participant; shall be made over a fixed period that does not exceed the life expectancy of such Designated Beneficiary when distribution commences.

(III)           In all other cases where the spouse of the deceased Participant or Former Participant whose vested Account is being distributed is not the Beneficiary, payment must be completed within five years after the death of such deceased Participant or Former Participant.

(B)           In cases where distribution has commenced prior to the death of the deceased Participant or Former Participant whose vested Account is being distributed, distribution must be completed as least as rapidly as under the method in effect prior to such deceased Participant’s or Former Participant’s death.

The determination whether a Beneficiary is a Designated Beneficiary and whether a Designated Beneficiary is a surviving spouse shall be made not later than September 30th of the calendar year following the calendar year in which the Employee dies. For purposes of computing payments in years prior to 2002, life expectancy shall be determined using Table V of section 1.72-9 of the Income Tax Regulations based on the Beneficiary’s attained age in the year of the first payment. For purposes of computing payments in years after 2002, payments for calendar years that begin during the lifetime of a surviving spouse who is a Designated Beneficiary shall be determined using the Single Life Table set forth in section 1.401(a)(9)-9 of the Income Tax Regulations based on the spouse’s attain age in such year and payments for subsequent calendar years shall be determined using the Single Life Table set forth in section 1.401(a)(9)-9 of the Income Tax Regulations based on the spouse’s attain age in the year of death.  For purposes of computing payments in years after 2001, payments to a Designated Beneficiary other than surviving spouse shall be determined using the Single Life Table set forth in section 1.401(a)(9)-9 of the Income Tax Regulations based on the Designated Beneficiary’s attain age in the year of the Employee’s death.

Section 13.4                                Manner of Payment.

(a)           Subject to section 13.4(b), payments of distributions made pursuant to section 13.3 or section 13.5 shall be paid, in accordance with the written direction of the person requesting the payment, in whole Shares, in cash, or in a combination of cash and whole Shares. Such written direction shall be given in such form and manner as the Plan Administrator may prescribe. If no such direction is given, then payment shall be made in the maximum number of whole Shares that may be acquired with the amount of the payment, plus, if necessary, an amount of money equal to any remaining amount of the payment that is less than the Fair Market Value of a whole Share.

(b)           No distribution of a lump sum payment shall be made in cash to the extent that the making of such distribution, when combined with all other distributions to be made in cash as of the same Valuation Date, would require the sale of Shares constituting 1% or more of all outstanding Shares; provided, however, that this section 13.4(b) shall not apply to or in respect of a Participant or Former Participant:

(i)           following such Participant’s or Former Participant’s termination of employment with the Employer on account of his Retirement or Disability; or

(ii)           following such Participant’s or Former Participant’s 65th birthday; or

(iii)           following the death of such Participant or Former Participant.

Section 13.5                                Minimum Required Distributions.

(a)           Required minimum distributions of a Participant’s or Former Participant’s Account shall commence no later than:

(i)           if the Participant or Former Participant attained age 70½ prior to January 1, 1988 and was not a Five Percent Owner at any time during the Plan Year ending in the calendar year in which he attained age 70½, during any of the four preceding Plan Years or during any subsequent years, the later of (A) the calendar year in which he attains or attained age 70½ or (B) the calendar year in which he terminates employment with the Employer; or

(ii)           if the Participant or Former Participant attained age 70½ prior to January 1, 1988 and is or was a Five Percent Owner at any time during the Plan Year ending in the calendar year in which he attained age 70½, or during any of the four preceding Plan Years or during any subsequent years, the later of (A) the calendar year in which he attains age 70½ or (B) the calendar year in which he first becomes a Five Percent Owner; or

(iii)           if the Participant or Former Participant attains age 70½ after December 31, 1987 and before January 1, 1997, in all other cases, the calendar year in which the Participant or Former Participant attains age 70½; or

(iv)           if the Participant or Former Participant attains age 70½ after December 31, 1998 and was not a Five Percent Owner at any time during the Plan Year ending in the calendar year in which he attained age 70½, during any of the four preceding Plan Years or during any subsequent years, the later of (A) the calendar year in which he attains or attained age 70½ or (B) the calendar year in which he terminates employment with the Employer and all Affiliated Employers; or

(v)           if the Participant or Former Participant attains age 70½ after December 31, 1998 and is or was a Five Percent Owner at any time during the Plan Year ending in the calendar year in which he attained age 70½, during any of the four preceding Plan Years or during any subsequent years, the later of (A) the calendar year in which he attains age 70½ or (B) the calendar year in which he first becomes a Five Percent Owner;

provided, however, that any Participant who is employed by an Employer after December 31, 1996 may elect not to receive, or to discontinue receiving, such required minimum distributions until April 1 of the year following the year in which such Participant terminates employment or is or becomes a Five Percent Owner, whichever is earlier.

(b)           The required minimum distributions contemplated by section 13.5(a) shall be made as follows:

(i)           The minimum required distribution to be made for the calendar year for which the first minimum distribution is required shall be no later than April 1st of the immediately following calendar year and shall be equal to the quotient obtained by dividing (A) the vested balance credited to the Participant’s or Former Participant’s Account as of the last Valuation Date to occur in the calendar year immediately preceding the calendar year in which the first minimum distribution is required (adjusted to account for any additions thereto or subtractions therefrom after such Valuation Date but on or before December 31st of such calendar year); by (B) the Participant’s or Former Participant’s life expectancy (or, if his Beneficiary is a natural person, the joint life and last survivor expectancy of him and his Beneficiary); and

(ii)           the minimum required distribution to be made for each calendar year following the calendar year for which the first minimum distribution is required shall be made no later than December 31st of the calendar year for which the distribution is required and shall be equal to the quotient obtained by dividing (A) the vested balance credited to the Participant’s or Former Participant’s Account as of the last Valuation Date to occur in the calendar year prior to the calendar year for which the distribution is required (adjusted to account for any additions thereto or subtractions therefrom after such Valuation Date but on or before December 31st of such calendar year and, in the case of the distribution for the calendar year immediately following the calendar year for which the first minimum distribution is required, reduced by any distribution for the prior calendar year that is made in the current calendar year); by (B) the Participant’s or Former Participant’s life expectancy (or, if his Beneficiary is a Designated Beneficiary, the joint life and last survivor expectancy of him and his Beneficiary).

For purposes of this section 13.5, the life expectancy of a Participant or Former Participant (or the joint life and last survivor expectancy of a Participant or Former Participant and his Designated Beneficiary) for the calendar year in which the Participant or Former Participant attains age 70½ shall be determined on the basis of Tables V and VI, as applicable, of section 1.72-9 of the Income Tax Regulations as of the Participant’s or Former Participant’s and Beneficiary’s birthday in such year. Such life expectancy or joint life and last survivor expectancy for any subsequent year shall be equal to the excess of (1) the life expectancy or joint life and last survivor expectancy for the year in which the Participant or Former Participant attains age 70½, over (2) the number of whole years that have elapsed since the Participant or Former Participant attained age 70½.

(c)           For purposes of this section 13.5:

(A)           for taxable years beginning before January 1, 2003, the life expectancy of a Participant or Former Participant (or the joint life and last survivor expectancy of a Participant or Former Participant and his Designated Beneficiary) for the calendar year in which the Participant or Former Participant attains age 70½ shall be determined on the basis of Tables V and VI, as applicable, of section 1.72-9 of the Income Tax Regulations as of the Participant’s or Former Participant’s birthday in such year.  Such life expectancy or joint life and last survivor expectancy for any subsequent year shall be equal to the excess of (1) the life expectancy or joint life and last survivor expectancy for the year which the Participant or Former Participant attains age 70½, over (2) the number of whole years that have elapsed since the Participant or Former Participant attained age 70½; and

(B)           for taxable years beginning after December 31, 2002, during the Participant’s or Former Participant’s lifetime, life expectancy shall be equal to:

(1)           the distribution period in the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant’s age as of the Participant’s birthday in such calendar year; or

(2)           if the Participant’s spouse is the sole designated Beneficiary and the spouse is more than ten years younger than the Participant, the number in the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury Regulations, using the Participation’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in such calendar year.

(d)           Payment of the distributions required to be made to a Participant or Former Participant under this section 13.5 shall be made in accordance with section 13.4.

Section 13.6                                Direct Rollover of Eligible Rollover Distributions.

(a)           A Distributee may elect, at the time and in the manner prescribed by the Plan Administer, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

(b)           The following rules shall apply with respect to Direct Rollovers made pursuant to this section 13.6:

(i)           A Participant may only elect to make a Direct Rollover of an Eligible Rollover Distribution if such Eligible Rollover Distribution (when combined with other Eligible Rollover Distributions made or to be made in the same calendar year) is reasonably expected to be at least $200;

(ii)           If a Participant elects a Direct Rollover of a portion of an Eligible Rollover Distribution, that portion must be equal to at least $500; and

(iii)           A Participant may not divide his or her Eligible Rollover Distribution into separate distributions to be transferred to two or more Eligible Retirement Plans.

(c)           For purposes of this section 13.6 and any other applicable section of the Plan, the following definitions shall have the following meanings:

(i)            “Direct Rollover” means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

(ii)            “Distributee” means an Employee or former Employee or, for distributions after June 30, 2008, a designated Beneficiary of a deceased Participant who is not the surviving spouse of such Participant. In addition, the Employee’s or former Employee’s surviving spouse and the Employee’s spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order are considered Distributees with regard to the interest of the spouse or former spouse.

(iii)           “Eligible Retirement Plan” means an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) or the Code, an annuity plan described in section 403(a) of the Code, a qualified trust described in section 401(a) of the Code, and (for distributions after December 31, 2001 only) an annuity contract described in section 403(b) of the Code or an eligible deferred compensation plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or an agency or instrumentality of a state or political subdivision thereof, and (for distributions after December 31, 2007 only) a Roth IRA described in section 408A(b) and which agrees to separately account for amounts transferred into such plan from this Plan,  that accepts the Distributee’s Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution made before January 1, 2002 to a current or former spouse who is the alternate payee under a Qualified Domestic Relations Order or to a surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity. In the case of an Eligible Rollover Distribution made after June 30, 2008, on behalf of a designated Beneficiary of a deceased Participant who is not a surviving spouse of such Participant, an Eligible Retirement Plan shall mean an individual retirement account described in section 408(a) of the Code or an individual retirement annuity described in section 408(b) of the Code, established for the purpose of receiving the distribution only in a direct trustee-to-trustee transfer, provided that such account or annuity accepts the Beneficiary’s trustee-to-trustee Eligible Rollover Distribution.

(iv)            “Eligible Rollover Distribution” means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee’s designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; any distribution made after December 31, 1999 on account of Hardship; and in the case of a distribution made before January 1, 2002, in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

Section 13.7                                Valuation of Shares Upon Distribution to a Participant.

Notwithstanding any contrary provision in this Article XIII, in the event that all or a portion of a payment of a distribution to a Participant is to be made in cash, such Participant shall only be entitled to receive the proceeds of the Shares allocated to his Account that are sold in connection with such distribution and which are valued as of the date of such sale.

Section 13.8                                Put Options.

(a)           Subject to section 13.8(c) and except as provided otherwise in section 13.8(b), each Participant or Former Participant to whom Shares are distributed under the Plan, each Beneficiary of a deceased Participant or Former Participant, including the estate of a deceased Participant or Former Participant, to whom Shares are distributed under the Plan, and each person to whom such a Participant, Former Participant or Beneficiary gives Shares that have been distributed under the Plan shall have the right to require the Employer to purchase from him all or any portion of such Shares. A person shall exercise such right by delivering to the Employer a written notice, in such form and manner as the Employer may by written notice to such person prescribe, setting forth the number of Shares to be purchased by the Employer, the number of the stock certificate evidencing such person’s ownership of such Shares, and the effective date of the purchase. Such notice shall be given at least 30 days in advance of the effective date of purchase, and the effective date of purchase specified therein shall be, either within the 60 day period that begins on the date on which the Shares to be purchased by the Employer were distributed from the Plan or within the 60 day period that begins on the first day of the Plan Year immediately following the Plan Year in which the Shares to be purchased by the Employer are distributed from the Plan. As soon as practicable following its receipt of such a notice, the Employer shall take such actions as are necessary to purchase the Shares specified in such notice at a price per Share equal to the Fair Market Value of a Share determined as of the Valuation Date coincident with or immediately preceding the effective date of the purchase.

(b)           The Employer shall have no obligation to purchase any Share (i) pursuant to a notice that is not timely given, or on an effective date of purchase that is not within the periods prescribed in section 13.8(a) or (ii) following the earliest date on which Shares are publicly traded on an established market.

(c)           This section 13.8 shall not apply so long as the Employer is prohibited by law from redeeming or purchasing its own securities.

Section 13.9                                Right of First Refusal.

(a)           Subject to section 13.9(d), for any period during which Shares are not publicly traded in any established market, no person who owns Shares that were distributed from the Plan, other than a person to whom such Shares were sold in compliance with this section 13.9, shall sell such Shares to any person other than the Employer without first offering to sell such Shares to the Employer in accordance with this section 13.9.

(b)           In the event that a person to whom this section 13.9 applies shall receive and desire to accept from a person other than the Employer an offer to purchase Shares to which this section 13.9 applies, he shall furnish to the Employer a written notice which shall:

(i)           include a copy of such offer to purchase;

(ii)           offer to sell to the Employer the Shares subject to such offer to purchase at a price per Share that is equal to the greater of:

(A)           the price per Share specified in such offer to purchase; or

(B)           the Fair Market Value of a Share as of the Valuation Date coincident with or immediately preceding the date of such notice;

and otherwise upon the same terms and conditions as those specified in such offer to purchase; and

(iii)           include an indication of his intention to accept such offer to purchase if the Employer does not accept his offer to sell.

Such person shall refrain from accepting such offer to purchase for a period of fourteen days following the date on which such notice is given.

(c)           Subject to section 13.9(d), the Employer shall have the right to purchase the Shares covered by the offer to sell contained in a notice given pursuant to section 13.9(b), on the terms and conditions specified in such notice, by written notice given to the party making the offer to sell not later than the fourteenth day after the notice described in section 13.9(b) is given. If the Employer does not give such a notice during the prescribed fourteen day period, then the person owning such Shares may accept the offer to purchase described in the notice.

(d)           This section 13.9 shall not apply so long as the Employer is prohibited by law from redeeming or purchasing its own securities.

ARTICLE XIV

Change in Control

Section 14.1                                Definition of Change in Control.

A Change in Control of the Employer shall be deemed to have occurred upon the happening of any of the following events:

(a)           the occurrence of any event upon which any “person” (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (“Exchange Act”)), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of Dime Community Bancshares, Inc.; (B) a corporation owned, directly or indirectly, by the stockholders of Dime Community Bancshares, Inc. in substantially the same proportions as their ownership of stock of Dime Community Bancshares, Inc.; or (C) any group constituting a person in which employees of Dime Community Bancshares, Inc. are substantial members, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by Dime Community Bancshares, Inc. representing 25% or more of the combined voting power of all of Dime Community Bancshares, Inc.’s then outstanding securities; or

(b)           the occurrence of any event upon which the individuals who on the date the Plan is adopted are members of the Board, together with individuals whose election by the Board or nomination for election by Dime Community Bancshares, Inc.’s stockholders was approved by the affirmative vote of at least two-thirds of the members of the Board then in office who were either members of the Board on the date this Plan is adopted or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of Dime Community Bancshares, Inc. (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

(c)           the shareholders of Dime Community Bancshares, Inc. approve either:

(i)           a merger or consolidation of Dime Community Bancshares, Inc. with any other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

(A)           either (1) the members of the Board of Dime Community Bancshares, Inc. immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (2) the shareholders of Dime Community Bancshares, Inc. own securities of the institution resulting from such merger or consolidation representing 80% or more of the combined voting power of all such securities then outstanding in substantially the same proportions as their ownership of voting securities of Dime Community Bancshares, Inc. before such merger or consolidation; and

(B)           the entity which results from such merger or consolidation expressly agrees in writing to assume and perform Dime Community Bancshares, Inc.’s obligations under the Plan; or

(ii)           a plan of complete liquidation of Dime Community Bancshares, Inc. or an agreement for the sale or disposition by Dime Community Bancshares, Inc. of all or substantially all of its assets; and

(d)           any event that would be described in section 14.1(b)(i), (ii) or (iii) if “Bank” were substituted for “Dime Community Bancshares, Inc.” therein; and

In no event, however, shall the transaction by which the Bank converts from a mutual savings bank to a stock savings bank, or any transaction by which a company wholly owned by the Bank becomes the parent company of the Bank be deemed a Change in Control.

Section 14.2                                Vesting on Change of Control.

Upon the effective date of a Change in Control, the Account of each person who would then, upon termination of the Plan, be entitled to a benefit, shall be fully vested and nonforfeitable.

Section 14.3                                Repayment of Loan.

(a)           Upon a Change in Control described in section 14.1(c) (or which would be described in section 14.1(c) if “Bank” were substituted for “Dime Community Bancshares, Inc.” thereunder), the Committee shall direct the Trustee to sell a sufficient number of Shares to repay any outstanding Share Acquisition Loan in full. The proceeds of such sale shall be used to repay such Share Acquisition Loan immediately prior to the closing of the transaction. After repayment of the Share Acquisition Loan, all remaining Shares which had been unallocated (or the proceeds thereof, if applicable) shall be allocated among the accounts of all Participants who were employed by an Employer on the effective date of such Change in Control. Such allocation of Shares or proceeds shall be credited as of the date on which the Change in Control occurs to the Accounts of each person with an undistributed, vested Account balance, in proportion to the balances credited to such Accounts immediately prior to such allocation. If any amount cannot be allocated to an affected Participant in the year of such Change in Control as a result of the limitations of section 415 of the Code, the amounts will be allocated in subsequent years to those persons who were affected Participants and who continue to be Participants in the Plan until finally distributed to affected Participants.

(b)           In the event that the application of section 415 of the Code prevents the allocation of all of the Shares or other assets released from the Loan Repayment Account as provided in section 14.3(a) as of the effective date of the Change in Control, each affected Participant shall be entitled to receive a supplemental benefit payment directly from the Employer. The supplemental benefit payment to each affected Participant shall be an amount equal to the excess of:

(i)           the total amount of Shares or other property that would be allocated to such affected Participant’s Account under section 14.3(a) if section 415 of the Code did not apply; over

(ii)           the total of Shares or other property actually allocated to such affected Participant’s Account under section 14.3(a).

Such payment (without offset for any allocations which may occur under this Plan subsequent to the Change in Control) shall be made as soon as practicable, but in any event within ten (10) business days, after the effective date of the Change in Control. This section 14.3(b) shall be treated as a separate, non-qualified “excess benefit plan” within the meaning of section 3(34) of ERISA and shall be interpreted, administered and enforced in a manner consistent with this intention. To the extent that any affected Participant is entitled to the same or a similar payment under any other nonqualified plan, program or arrangement of the Employer, any payment under this section 14.3(b) shall be coordinated with the payments under such other non-qualified programs, plan or arrangements in such manner as shall be determined by the Committee to be necessary to prevent the duplication of benefits.

Section 14.4                                Plan Termination After Change in Control.

After repayment of the loan and allocation of shares or proceeds as provided in section 14.2, the Plan shall be terminated and all amounts shall be distributed as soon as practicable.

Section 14.5                                Amendment of Article XIV.

Article XIV of the Plan may not be amended after a Change in Control of the Employer unless required by the Internal Revenue Service as a condition to the continued treatment of the Plan as a tax-qualified plan under section 401 (a) of the Code.

ARTICLE XV

Administration

Section 15.1                                Named Fiduciaries.

The term “Named Fiduciary” shall mean (but only to the extent of the responsibilities of each of them) the Plan Administrator, the Committee, the Board and the Trustee. This Article XV is intended to allocate to each Named Fiduciary the responsibility for the prudent execution of the functions assigned to him or it, and none of such responsibilities or any other responsibility shall be shared by two or more of such Named Fiduciaries. Whenever one Named Fiduciary is required by the Plan or Trust Agreement to follow the directions of another Named Fiduciary, the two Named Fiduciaries shall not be deemed to have been assigned a shared responsibility, but the responsibility of the Named Fiduciary giving the directions shall be deemed his sole responsibility, and the responsibility of the Named Fiduciary receiving those directions shall be to follow them insofar as such instructions are on their face proper under applicable law.

Section 15.2                                Plan Administrator.

There shall be a Plan Administrator, who shall be the Senior Human Resources Officer of Dime Community Bancshares, Inc., or such Employee or officer as may be designated by the Committee, as hereinafter provided, and who shall, subject to the responsibilities of the Committee and the Board, have the responsibility for the day-to-day control, management, operation and administration of the Plan (except trust duties). The Plan Administrator shall have the following responsibilities:

(a)           To maintain records necessary or appropriate for the administration of the Plan;

(b)           To give and receive such instructions, notices, information, materials, reports and certifications to the Trustee as may be necessary or appropriate in the administration of the Plan;

(c)           To prescribe forms and make rules and regulations consistent with the terms of the Plan and with the interpretations and other actions of the Committee;

(d)           To require such proof of age or evidence of good health of an Employee, Participant or Former Participant or the spouse of either, or of a Beneficiary as may be necessary or appropriate in the administration of the Plan;

(e)           To prepare and file, distribute or furnish all reports, plan descriptions, and other information concerning the Plan, including, without limitation, filings with the Secretary of Labor and communications with Participants, Former Participants and other persons, as shall be required of the Plan Administrator under ERISA;

(f)           To determine any question arising in connection with the Plan, and the Plan Administrator’s decision or action in respect thereof shall be final and conclusive and binding upon the Employer, the Trustee, Participants, Former Participants, Beneficiaries and any other person having an interest under the Plan; provided, however, that any question relating to inconsistency or omission in the Plan, or interpretation of the provisions of the Plan, shall be referred to the Committee by the Plan Administrator and the decision of the Committee in respect thereof shall be final;

(g)           Subject to the provisions of section 15.5, to review and dispose of claims under the Plan filed pursuant to section 15.4;

(h)           If the Plan Administrator shall determine that by reason of illness, senility, insanity, or for any other reason, it is undesirable to make any payment to a Participant, Former Participant, Beneficiary or any other person entitled thereto, to direct the application of any amount so payable to the use or benefit of such person in any manner that he may deem advisable or to direct in his discretion the withholding of any payment under the Plan due to any person under legal disability until a representative competent to receive such payment in his behalf shall be appointed pursuant to law;

(i)           To discharge such other responsibilities or follow such directions as may be assigned or given by the Committee or the Board; and

(j)           To perform any duty or take any action which is allocated to the Plan Administrator under the Plan.

The Plan Administrator shall have the power and authority necessary or appropriate to carry out his responsibilities. The Plan Administrator may resign only by giving at least 30 days’ prior written notice of resignation to the Committee, and such resignation shall be effective on the date specified in such notice.

Section 15.3                                Committee Responsibilities.

The Committee shall, subject to the responsibilities of the Board, have the following responsibilities:

(a)           To review the performance of the Plan Administrator;

(b)           To hear and decide appeals, pursuant to the claims procedure contained in section 15.5 of the Plan, taken from the decisions of the Plan Administrator;

(c)           To hear and decide questions, including interpretation of the Plan, as may be referred to the Committee by the Plan Administrator;

(d)           To review the performance of the Trustee and such investment managers as may be appointed in or pursuant to the Trust Agreement in investing, managing and controlling the assets of the Plan;

(e)           To the extent required by ERISA, to establish a funding policy and method consistent with the objectives of the Plan and the requirements of ERISA, and to review such policy and method at least annually;

(f)           To report and make recommendations to the Board regarding changes in the Plan, including changes in the operation and management of the Plan and removal and replacement of the Trustee and such investment managers as may be appointed in or pursuant to the Trust Agreement;

(g)           To designate an Alternate Plan Administrator to serve in the event that the Plan Administrator is absent or otherwise unable to discharge his responsibilities;

(h)           To remove and replace the Plan Administrator or Alternate, or both of them, and to fill a vacancy in either office;

(i)           To the extent provided under and subject to the provisions of the Trust Agreement, to appoint “investment managers” as defined in section 3(38) of ERISA to manage and control (including acquiring and disposing of) all or any of the assets of the Plan;

(j)           With the prior approval of the Board, to direct the Trustee to obtain one or more Share Acquisition Loans;

(k)           To develop and provide procedures and forms necessary to enable Participants to give voting and tendering directions on a confidential basis;

(l)           To discharge such other responsibilities or follow such directions as may be assigned or given by the Board; and

(m)           To perform any duty or take any action which is allocated to the Committee under the Plan.

The Committee shall have the power and authority necessary or appropriate to carry out its responsibilities.

Section 15.4                                Claims Procedure.

Any claim relating to benefits under the Plan shall be filed with the Plan Administrator on a form prescribed by him. If a claim is denied in whole or in part, the Plan Administrator shall give the claimant written notice of such denial, which notice shall specifically set forth:

(a)           The reasons for the denial;

(b)           The pertinent Plan provisions on which the denial was based;

(c)           Any additional material or information necessary for the claimant to perfect his claim and an explanation of why such material or information is needed; and

(d)           An explanation of the Plan’s procedure for review of the denial of the claim.

In the event that the claim is not granted and notice of denial of a claim is not furnished by the 30th day after such claim was filed, the claim shall be deemed to have been denied on that day for the purpose of permitting the claimant to request review of the claim.

Section 15.5                                Claims Review Procedure.

Any person whose claim filed pursuant to section 15.4 has been denied in whole or in part by the Plan Administrator may request review of the claim by the Committee, upon a form prescribed by the Plan Administrator. The claimant shall file such form (including a statement of his position) with the Committee no later than 60 days after the mailing or delivery of the written notice of denial provided for in section 15.4, or, if such notice is not provided, within 60 days after such claim is deemed denied pursuant to section 15.4. The claimant shall be permitted to review pertinent documents. A decision shall be rendered by the Committee and communicated to the claimant not later than 30 days after receipt of the claimant’s written request for review. However, if the Committee finds it necessary, due to special circumstances (for example, the need to hold a hearing), to extend this period and so notifies the claimant in writing, the decision shall be rendered as soon as practicable, but in no event later than 120 days after the claimant’s request for review. The Committee’s decision shall be in writing and shall specifically set forth:

(a)           The reasons for the decision; and

(b)           The pertinent Plan provisions on which the decision is based.

Any such decision of the Committee shall be binding upon the claimant and the Employer, and the Plan Administrator shall take appropriate action to carry out such decision.

Section 15.6                                Allocation of Fiduciary Responsibilities and Employment of Advisors.

Any Named Fiduciary may:

(a)           Allocate any of his or its responsibilities (other than trustee responsibilities) under the Plan to such other person or persons as he or it may designate, provided that such allocation and designation shall be in writing and filed with the Plan Administrator;

(b)           Employ one or more persons to render advice to him or it with regard to any of his or its responsibilities under the Plan; and

(c)           Consult with counsel, who may be counsel to the Employer.

Section 15.7                                Other Administrative Provisions.

(a)           Any person whose claim has been denied in whole or in part must exhaust the administrative review procedures provided in section 15.5 prior to initiating any claim for judicial review.

(b)           No bond or other security shall be required of a member of the Committee, the Plan Administrator, or any officer or Employee of the Employer to whom fiduciary responsibilities are allocated by a Named Fiduciary, except as may be required by ERISA.

(c)           Subject to any limitation on the application of this section 15.7(c) pursuant to ERISA, neither the Plan Administrator, nor a member of the Committee, nor any officer or Employee of the Employer to whom fiduciary responsibilities are allocated by a Named Fiduciary, shall be liable for any act of omission or commission by himself or by another person, except for his own individual willful and intentional malfeasance.

(d)           The Plan Administrator or the Committee may, except with respect to actions under section 15.5, shorten, extend or waive the time (but not beyond 60 days) required by the Plan for filing any notice or other form with the Plan Administrator or the Committee, or taking any other action under the Plan.

(e)           The Plan Administrator or the Committee may direct that the costs of services provided pursuant to section 15.6, and such other reasonable expenses as may be incurred in the administration of the Plan, shall be paid out of the funds of the Plan unless the Employer shall pay them.

(f)           Any person, group of persons, committee, corporation or organization may serve in more than one fiduciary capacity with respect to the Plan.

(g)           Any action taken or omitted by any fiduciary with respect to the Plan, including any decision, interpretation, claim denial or review on appeal, shall be conclusive and binding on all interested parties and shall be subject to judicial modification or reversal only to the extent it is determined by a court of competent jurisdiction that such action or omission was arbitrary and capricious and contrary to the terms of the Plan.

ARTICLE XVI

Amendment, Termination and Tax Qualification

Section 16.1                                Amendment and Termination by Dime Community Bancshares, Inc.

The Employer expects to continue the Plan indefinitely, but specifically reserves the right, in its sole discretion except as provided otherwise in sections 14.5 and 19.5, at any time, by appropriate action of the Board, to amend, in whole or in part, any or all of the provisions of the Plan and to terminate the Plan at any time. Subject to the provisions of section 16.2, no such amendment or termination shall permit any part of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants, Former Participants, Beneficiaries or other persons entitled to benefits, and no such amendment or termination shall reduce the accrued benefit of any Participant, Former Participant, Beneficiary or other person who may be entitled to benefits, without his consent. In the event of a termination or partial termination of the Plan, or in the event of a complete discontinuance of the Employer’s contributions to the Plan, the Accounts of each affected person shall forthwith become nonforfeitable and shall be payable in accordance with the provisions of Article XIII.

Section 16.2                                Amendment or Termination Other Than by Dime Community Bancshares, Inc.

In the event that a corporation or trade or business other than Dime Community Bancshares, Inc. shall adopt this Plan, such corporation or trade or business shall, by adopting the Plan, empower Dime Community Bancshares, Inc. to amend or terminate the Plan, insofar as it shall cover employees of such corporation or trade or business, upon the terms and conditions set forth in section 16.1; provided however, that any such corporation or trade or business may, by action of its board of directors or other governing body, amend or terminate the Plan, insofar as it shall cover employees of such corporation or trade or business, at different times and in a different manner. In the event of any such amendment or termination by action of the board of directors or other governing body of such a corporation or trade or business, a separate plan shall be deemed to have been established for the employees of such corporation or trade or business, and the assets of such plan shall be segregated from the assets of this Plan at the earliest practicable date and shall be dealt with in accordance with the documents governing such separate plan.

Section 16.3                                Conformity to Internal Revenue Code.

The Employer has established the Plan with the intent that the Plan and Trust will at all times be qualified under section 401(a) and exempt under section 501(a) of the Code and with the intent that contributions under the Plan will be allowed as deductions in computing the net income of the Employer for federal income tax purposes, and the provisions of the Plan and Trust Agreement shall be construed to effectuate such intentions. Accordingly, notwithstanding anything to the contrary hereinbefore provided, the Plan and the Trust Agreement may be amended at any time without prior notice to Participants, Former Participants, Beneficiaries or any other persons entitled to benefits, if such amendment is deemed by the Board to be necessary or appropriate to effectuate such intent.

Section 16.4                                Contingent Nature of Contributions.

(a)           All ESOP Contributions to the Plan are conditioned upon the issuance by the Internal Revenue Service of a determination that the Plan and Trust are qualified under section 401(a) of the Code and exempt under section 501(a) of the Code. If the Employer applies to the Internal Revenue Service for such a determination within 90 days after the date on which it files its federal income tax return for its taxable year that includes the last day of the Plan Year in which the Plan is adopted, and if the Internal Revenue Service issues a determination that the Plan and Trust are not so qualified or exempt, all ESOP Contributions made by the Employer prior to the date of receipt of such a determination may, at the election of the Employer, be returned to the Employer within one year after the date of such determination.

(b)           All ESOP Contributions and Loan Repayment Contributions to the Plan are made upon the condition that such ESOP Contributions and Loan Repayment Contributions will be allowed as a deduction in computing the net income of the Employer for federal income tax purposes. To the extent that any such deduction is disallowed, the amount disallowed may, at the election of the Employer, be returned to the Employer within one year after the deduction is disallowed.

(c)           Any contribution to the Plan made by the Employer as a result of a mistake of fact may, at the election of the Employer, be returned to the Employer within one year after such contribution is made.

ARTICLE XVII

Special Rules for Top Heavy Plan Years

Section 17.1                                In General.

As of the Determination Date for each Plan Year, the Plan Administrator shall determine whether the Plan is a Top Heavy Plan in accordance with the provisions of this Article XVII. If, as of such Determination Date, the Plan is a Top Heavy Plan, then the Plan Year immediately following such Determination Date shall be a Top Heavy Plan Year and the special provisions of this Article XVII shall be in effect; provided, however, that if, as of the Determination Date for the Plan Year in which the Effective Date occurs, the Plan is a Top Heavy Plan, such Plan Year shall be a Top Heavy Plan Year, and the provisions of this Article XVII shall be given retroactive effect for such Plan Year.

Section 17.2                                Definition of Top Heavy Plan.

(a)           Subject to section 17.2(c), the Plan is a Top Heavy Plan if, as of a Determination Date: (i) it is not a member of a Required Aggregation Group, and (ii)(A) the sum of the Cumulative Accrued Benefits of all Key Employees exceeds 60% of (B) the sum of the Cumulative Accrued Benefits of all Employees (excluding former Key Employees), former Employees (excluding former Key Employees and other former Employees who have not performed any services for the Employer or any Affiliated Employer during the immediately preceding five Plan Years), and their Beneficiaries.

(b)           Subject to section 17.2(c), the Plan is a Top Heavy Plan if, as of a Determination Date: (i) the Plan is a member of a Required Aggregation Group, and (ii)(A) the sum of the Cumulative Accrued Benefits of all Key Employees under all plans that are members of the Required Aggregation Group exceeds 60% of (B) the sum of the Cumulative Accrued Benefits of all Employees (excluding former Key Employees), former Employees (excluding former Key Employees and other former Employees who have not performed any services for the Employer or any Affiliated Employer during the immediately preceding five Plan Years), and their Beneficiaries under all plans that are members of the Required Aggregation Group.

(c)           Notwithstanding sections 17.2(a) and 17.2(b), the Plan is not a Top Heavy Plan if, as of a Determination Date: (i) the Plan is a member of a Permissible Aggregation Group, and (ii)(A) the sum of the Cumulative Accrued Benefits of all Key Employees under all plans that are members of the Permissible Aggregation Group does not exceed 60% of (B) the sum of the Cumulative Accrued Benefits of all Employees (excluding former Key Employees), former Employees (excluding former Key Employees and other former Employees who have not performed any services for the Employer or any Affiliated Employer during the immediately preceding five Plan Years), and their Beneficiaries under all plans that are members of the Permissible Aggregation Group.

Section 17.3                                Determination Date.

The Determination Date for the Plan Year in which the Effective Date occurs shall be the last day of such Plan Year, and the Determination Date for each Plan Year beginning after the Plan Year in which the Effective Date occurs shall be the last day of the preceding Plan Year. The Determination Date for any other qualified plan maintained by the Employer for a plan year shall be the last day of the preceding plan year of each such plan, except that in the case of the first plan year of such plan, it shall be the last day of such first plan year.

Section 17.4                                Cumulative Accrued Benefits.

(a)           An individual’s Cumulative Accrued Benefits under this Plan as of a Determination Date are equal to the sum of:

(i)           the balance credited to such individual’s Account under this Plan as of the most recent Valuation Date preceding the Determination Date;

(ii)           the amount of any ESOP Contributions or Loan Repayment Contributions made after such Valuation Date but on or before the Determination Date; and

(iii)           the amount of any distributions of such individual’s Cumulative Accrued Benefits under the Plan during the five year period (for all distributions for Plan Years beginning before January 1, 2002) or one year period (for all distributions for Plan Years beginning after December 31, 2001) ending on the Determination Date.

For purposes of this section 17.4(a), the computation of an individual’s Cumulative Accrued Benefits, and the extent to which distributions, rollovers and transfers are taken into account, will be made in accordance with section 416 of the Code and the regulations thereunder.

(b)           For purposes of this Plan, the term “Cumulative Accrued Benefits” with respect to any other qualified plan, shall mean the cumulative accrued benefits determined for purposes of section 416 of the Code under the provisions of such plans.

(c)           For purposes of determining the top heavy status of a Required Aggregation Group or a Permissible Aggregation Group, the Cumulative Accrued Benefits under this Plan and the Cumulative Accrued Benefits under any other plan shall be determined as of the Determination Date that fails within the same calendar year as the Determination Dates for all other members of such Required Aggregation Group or Permissible Aggregation Group.

Section 17.5                                Key Employees.

(a)           For purposes of the Plan, the term Key Employee means any employee or former employee of the Employer or any Affiliated Employer who is at any time during the current Plan Year or (for Plan Years beginning before January 1, 2002) was at any time during the immediately preceding four Plan Years:

(i)           a Five Percent Owner;

(ii)           a person who would be described in section 1.27 if the number “1%” were substituted for the number “5%” in section 1.27 and who has an annual Total Compensation from the Employer and any Affiliated Employer of more than $150,000;

(iii)           an Officer of the Employer or any Affiliated Employer who has an annual Total Compensation greater than 50% of the amount in effect under section 415(b)(1)(A) of the Code for any such Plan Year (for Plan Years beginning before January 1, 2002) and ((B) the greater of $130,000 or such higher amount as may be prescribed under section 416(i) of the Code (for Plan Years beginning after December 31, 2001); or

(iv)           for Plan Years beginning before January 1, 2002, one of the ten persons owning the largest interests in the Employer and having an annual Total Compensation from the Employer or any Affiliated Employer in excess of the dollar limitation in effect under section 415(c)(1)(A) of the Code for such Plan Year.

(b)           For purposes of section 17.5(a):

(i)           for purposes of section 17.5(a)(iii), in the event the Employer or any Affiliated Employer has more officers than are considered Officers, the term Key Employee shall mean those officers, up to the maximum number, with the highest annual compensation in any one of the five consecutive Plan Years ending on the Determination Date; and

(ii)           for purposes of section 17.5(a)(iv), if two or more persons have equal ownership interests in the Employer, each such person shall be considered as having a larger ownership interest than any such person with a lower annual compensation from the Employer or any Affiliated Employer.

(c)           For purposes of section 17.5(a): (i) a person’s compensation from Affiliated Employers shall be aggregated, but his ownership interests in Affiliated Employers shall not be aggregated; (ii) an employee shall only be deemed to be an officer if he has the power and responsibility of a person who is an officer within the meaning of section 416 of the Code; and (iii) the term Key Employee shall also include the Beneficiary of a deceased Key Employee.

Section 17.6                                Required Aggregation Group.

For purposes of this Article XVII, a Required Aggregation Group shall consist of (a) this Plan; (b) any other qualified plans currently maintained (or previously maintained and terminated within the five year period ending on the Determination Date) by the Employer and any Affiliated Employers that cover Key Employees; and (c) any other qualified plans currently maintained (or previously maintained and terminated within the five year period ending on the Determination Date) by the Employer and any Affiliated Employers that cover Key Employees that are required to be aggregated for purposes of satisfying the requirements of sections 401(a)(4) or 410(b) of the Code.

Section 17.7                                Permissible Aggregation Group.

For purposes of this Article XVII, a Permissible Aggregation Group shall consist of (a) the Required Aggregation Group and (b) any other qualified plans maintained by the Employer and any Affiliated Employers; provided, however, that the Permissible Aggregation Group must satisfy the requirements of sections 401(a)(4) and 410(b) of the Code.

Section 17.8                                Special Requirements During Top Heavy Plan Years.

(a)           Notwithstanding any other provision of the Plan to the contrary, for each Top Heavy Plan Year, in the case of a Participant (other than a Key Employee) on the last day of such Top Heavy Plan Year who is not also a participant in another qualified plan which satisfies the minimum contribution and benefit requirements of section 416 of the Code with respect to such Participant, the sum of the ESOP Contributions and Loan Repayment Contributions made with respect to such Participant, when expressed as a percentage of his Total Compensation for such Top Heavy Plan Year, shall not be less than 3% of such Participant’s Total Compensation for such Top Heavy Plan Year or, if less, the highest combined rate, expressed as a percentage of Total Compensation at which ESOP Contributions and Loan Repayment Contributions were made on behalf of a Key Employee for such Top Heavy Plan Year. The Employer shall make an additional contribution to the Account of each Participant to the extent necessary to satisfy the foregoing requirement.

(b)           For any Top Heavy Plan Year beginning before January 1, 2000, the number “1.0” shall be substituted for the number “1.25” in sections 8.2(c)(iii) and 8.2(c)(iv), except that:

(i)           this section 17.8(b) shall not apply to any individual for a Top Heavy Plan Year that is not a Super Top Heavy Plan Year if the requirements of section 17.8(a) would be satisfied for such Super Top Heavy Plan Year if the number “4%” were substituted for the number 3% in section 17.8(a); and

(ii)           this section 17.8(b) shall not apply to an individual for a Top Heavy Plan Year if, during such Top Heavy Plan Year, there are no ESOP Contributions or Loan Repayment Contributions allocated to such individual under this Plan, there are no contributions under any other qualified defined contribution plan maintained by the Employer, and there are no accruals for such individual under any qualified defined benefit plan maintained by the Employer.

For purposes of this section 17.8(b), the term Super Top Heavy Plan Year means a Top Heavy Plan Year in which the Plan would meet the definitional requirements of sections 17.2(a) or 17.2(b) if the term “90%” were substituted for the term “60%” in sections 17.2(a), 17.2(b) and 17.2(c).

ARTICLE XVIII

Miscellaneous Provisions

Section 18.1                                Governing Law.

The Plan shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law.

Section 18.2                                No Right to Continued Employment.

Neither the establishment of the Plan, nor any provisions of the Plan or of the Trust Agreement establishing the Trust Fund nor any action of the Plan Administrator, the Committee or the Trustee, shall be held or construed to confer upon any Employee any right to a continuation of employment by the Employer. The Employer reserves the right to dismiss any Employee or otherwise deal with any Employee to the same extent as though the Plan had not been adopted.

Section 18.3                                Construction of Language.

Wherever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine and the neuter. Any reference to an Article or section number shall refer to an Article or section of the Plan, unless otherwise indicated.

Section 18.4                                Headings.

The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

Section 18.5                                Merger with Other Plans.

The Plan shall not be merged or consolidated with, nor transfer its assets or liabilities to, any other plan unless each Participant, Former Participant, Beneficiary and other person entitled to benefits, would (if that plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive if the Plan had terminated immediately before the merger, consolidation or transfer.

Section 18.6                                Non-alienation of Benefits.

(a)           Except as provided in section 18.6(b) and (c), the right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities or torts. Should any Participant, Former Participant or other person attempt to anticipate, alienate or assign his interest in or right to a benefit, or should any person claiming against him seek to subject such interest or right to legal or equitable process, all the interest or right of such Participant or Former Participant or other person entitled to benefits in the Plan shall cease, and in that event such interest or right shall be held or applied, at the direction of the Plan Administrator, for or to the benefit of such Participant or Former Participant, or other person or his spouse, children or other dependents in such manner and in such proportions as the Plan Administrator may deem proper.

(b)           This section 18.6 shall not prohibit the Plan Administrator from recognizing a Domestic Relations Order that is determined to be a Qualified Domestic Relations Order in accordance with section 18.7.

(c)           Notwithstanding anything in the Plan to the contrary, a Participant’s, Former Participant’s or Beneficiary’s Accounts under the Plan may be offset by any amount such Participant, Former Participant or Beneficiary is required or ordered to pay to the Plan if:

(i)           the order or requirement to pay arises: (A) under a judgment issued on or after August 5, 1997 of conviction for a crime involving the Plan; (B) under a civil judgment (including a consent order or decree) entered by a court on or after August 5, 1997 in an action brought in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of ERISA; or (C) pursuant to a settlement agreement entered into on or after August 5, 1997 between the Participant, Former Participant or Beneficiary and one or both of the United States Department of Labor and the Pension Benefit Guaranty Corporation in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of ERISA by a fiduciary or any other person; and

(ii)           the judgment, order, decree or settlement agreement expressly provides for the offset of all or part of the amount ordered or required to be paid to the Plan against the Participant’s, For Participant’s or Beneficiary’s benefits under the Plan.

Section 18.7                                Procedures Involving Domestic Relations Orders.

Upon receiving a Domestic Relations Order, the Plan Administrator shall segregate in a separate account or in an escrow account or separately account for the amounts payable to any person pursuant to such Domestic Relations Order, pending a determination whether such Domestic Relations Order constitutes a Qualified Domestic Relations Order, and shall give notice of the receipt of the Domestic Relations Order to the Participant or Former Participant and each other person affected thereby. If, within 18 months after receipt of such Domestic Relations Order, the Plan Administrator, a court of competent jurisdiction or another appropriate authority determines that such Domestic Relations Order constitutes a Qualified Domestic Relations Order, the Plan Administrator shall direct the Trustee to pay the segregated amounts (plus any interest thereon) to the person or persons entitled thereto under the Qualified Domestic Relations Order. If it is determined that the Domestic Relations Order is not a Qualified Domestic Relations Order or if no determination is made within the prescribed 18-month period, the segregated amounts shall be distributed as though the Domestic Relations Order had not been received, and any later determination that such Domestic Relations Order constitutes a Qualified Domestic Relations Order shall be applied only with respect to benefits that remain undistributed on the date of such determination. The Plan Administrator shall be authorized to establish such reasonable administrative procedures as he deems necessary or appropriate to administer this section 18.7. This section 18.7 shall be construed and administered so as to comply with the requirements of section 401(a)(13) of the Code.

Section 18.8                                Leased Employees.

(a)           Subject to section 18.8(b), a leased employee shall be treated as an Employee for purposes of the Plan. For purposes of this section 18.8, the term “leased employee” means any person (i) who would not, but for the application of this section 18.8, be an Employee and (ii) who pursuant to an agreement between the Employer and any other person (“leasing organization”) has performed for the Employer (or for the Employer and related persons determined in accordance with section 414(n)(6) of the Code), on a substantially full-time basis for a period of at least one year, services of a type historically performed by employees in the business field of the Employer: (i) prior to January 1, 1997, services of a type historically performed by employees in the business field of the Bank; and (ii) after December 31, 1996, services under the primary direction or control of the Bank.

(b)           For purposes of the Plan:

(i)           contributions or benefits provided to the leased employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer; and

(ii)           section 18.8(a) shall not apply to a leased employee if:

(A)           the number of leased employees performing services for the Employer does not exceed 20% of the number of the Employer’s Employees who are not Highly Compensated Employees; and

(B)           such leased employee is covered by a money purchase pension plan providing (I) a nonintegrated contribution rate of at least 10% of the leased employee’s compensation; (II) immediate participation; (III) full and immediate vesting; and (IV) coverage for all of the employees of the leasing organization (ether than employees who perform substantially all of their services for the leasing organization).

Section 18.9                                Status as an Employee Stock Ownership Plan.

It is intended that the Plan constitute an “employee stock ownership plan,” as defined in section 4975(e)(7) of the Code and section 407(d)(6) of ERISA. The Plan shall be construed and administered to give effect to such intent.

ARTICLE XIX

Additional Provisions

Section 19.1                                401(k) Safe Harbor Contribution.

(a)           For the calendar years ending December 31, 2000, 2001, 2002, 2003, 2004, 2005 and 2006, the Employer shall make a 401(k) Safe Harbor Contribution to the Plan to each person who is an Eligible Employee at any time during such calendar year, excluding only those person who first become Eligible Employees during such calendar year and subsequently cease to be Eligible Employees prior to the earliest date on which they could have enrolled in The Dime Savings Bank of Williamsburgh 401(k) Savings Plan in RSI Retirement Trust. Solely for purposes of this section 19.1, all persons who are eligible to participate in The Dime Savings Bank of Williamsburgh 401(k) Savings Plan in RSI Retirement Trust, shall be deemed to be Participants for the period that coincides to the period during which they could have been enrolled in The Dime Savings Bank of Williamsburgh 401(k) Savings Plan in RSI Retirement Trust.  Subject to the limitations of Article VIII, the amount of the 401(k) Safe Harbor Contribution for each such calendar year for each person eligible therefor shall be shall be equal to 3% of the Allocation Compensation actually paid to such person during the portion of such calendar year for which he is a Participant. In the event the Plan is terminated prior to December 1st of any such calendar year pursuant to Article XVI, no 401(k) Safe Harbor Contribution shall be required for such calendar year or any subsequent calendar year.

(b)           The 401(k) Safe Harbor Contributions for any calendar year shall be made not later than the last day of the calendar year following the calendar year for which they are made and shall be allocated to the 401(k) Safe Harbor Accounts of the persons for whom they are made.

(c)           Notwithstanding any other provision of this Plan to the contrary, the balance credited to the 401(k) Safe Harbor Contribution Account of any person shall not be eligible for distribution prior to such person’s termination of service except in a required minimum distribution pursuant to section 13.5; provided, however, that notwithstanding the foregoing, after such 401(k) Safe Harbor Contributions have been allocated, the Plan Administrator may direct that they be transferred to accounts established for such persons under the Dime Savings Bank of Williamsburgh 401(k) Savings Plan in RSI Retirement Trust or another tax-qualified defined contribution plan maintained by the Employer, which accounts shall be available for withdrawal or distribution in accordance with the terms of the transferee plan and subject to any additional terms, conditions and limitations imposed under section 401(k)(2)(B) and (C) of the Code.

(d)           The 401(k) Safe Harbor Contributions made pursuant to this section 19.1 are intended to enable the Dime Savings Bank of Williamsburgh 401(k) Savings Plan in RSI Retirement Trust qualify for the alternative method of satisfying the nondiscrimination requirements imposed under section 401(k)(3)(a)(ii) of the Code and shall be interpreted and administered to carry out such intent.

(e)           For each year for which 401(k) Safe Harbor Contributions are made, the Plan Administrator shall give, or cause to be given, to each Employee who is or may be eligible to receive a 401(k) Safe Harbor Contribution for such year, a detailed notice setting forth such Employee’s rights and obligations with respect to the 401(k) Safe Harbor Contributions, which notice shall be given at the time, be in such form, and contain such information as shall be required by applicable law, including Notice 2000-3 or the corresponding provisions of any successor authority.

Section 19.2                                Dividend Maintenance Contributions.

(a)           Notwithstanding anything in the Plan to the contrary other than the limitations in Article VIII, if, for any calendar quarter during the period beginning July 1, 2000 and ending June 30, 2006, Dime Community Bancshares, Inc. declares a dividend on its common stock, par value $.01 per share, of less than $.17 per share, the Employer shall make a Dividend Maintenance Contribution for such quarter. Subject to the limitations of Article VIII the amount of any such Dividend Maintenance Contribution shall be determined under the following formula:

DMC=($.17 - DR) x X
where:

DMC	=	the amount of the Dividend Maintenance Contribution;
DR	=	the actual dividend rate per share on common stock, par value $.01 per share, of Dime Community Bancshares, Inc. for the period in question; and
X	=	the applicable multiplier for the quarter in question, determined as follows:

Quarters Ending	Applicable Multipler
September, December 2000 March, June 2001	688,582
September, December 2001 March, June 2002	572,202
September, December 2002 March, June 2003	455,822
September, December 2003 March, June 2004	339,442
September, December 2004 March, June 2005	223,062
September, December 2005 March, June 2006	106,682

; provided, however, that such amount shall be reduced to zero for any calendar quarter that ends after the effective date of the Plan’s termination pursuant to section 16.2.

(b)           The Dividend Maintenance Contributions (if any) for any quarter shall be made no later than January 31 of the calendar year following the calendar year that includes the quarter for which the contribution is made and shall be allocated among the same persons who are eligible to receive 401(k) Safe Harbor Contributions for the calendar year that includes such quarter. The amount allocated to each such person shall be determined by multiplying the total Dividend Maintenance Contributions being allocated by a fraction, the numerator of which is the 401(k) Safe Harbor Contribution made for such person for such calendar year and the denominator of which is the aggregate 401(k) Safe Harbor Contributions made for the calendar year (or, if no 401(k) Safe Harbor Contributions are made for such year, in portion to Allocation Compensation actually paid while a Participant during the Plan Year). Dividend Maintenance Contributions shall be treated as ESOP Contributions for all purposes of the Plan.

(c)           In the event of any merger, consolidation, or other business reorganization in which shares of common stock, par value $.0l per share, of Dime Community Bancshares, Inc. are converted into or exchanged for any other security or property, and in the event of any stock split, stock dividend or other event generally affecting the number of shares of such common stock held by each person who is then a holder of record of such shares, the formula for the calculation of any Dividend Maintenance Contribution shall be adjusted, in such manner as the Committee may determine to be necessary or appropriate, to prevent the enlargement or dilution of the Dividend Maintenance Contribution that may be or become due.

Section 19.3                                Application of Dividends on Certain Financed Shares.

Notwithstanding anything in the Plan to the contrary, dividends payable with respect to Shares that are, as of July 1, 1999, pledged as collateral for a Share Acquisition Loan that is outstanding as of July 1, 1990 (or dividends payable with respect to securities received as the proceeds of sale or conversion of such Shares) shall not be pledged as collateral for or used for the purpose of the repayment of such Share Acquisition Loan. Any such dividends with a record date that is after June 30, 2000 and prior to the date as of which such Shares are allocated to the Accounts of Participants shall be allocated to the Accounts of Participants, Former Participants and the Beneficiaries of deceased Former Participants as investment earnings for the quarter in which the dividend is actually received by the Trustee. The allocation to each such Account shall be calculated by multiplying the aggregate amount of such dividends by a fraction, the numerator of which is the balance credited to the Account as of the last day of quarter immediately preceding the quarter in which the dividends are received and the denominator of which is the aggregate balances credited to all Accounts as of the last day of such immediately preceding quarter. Once allocated, such dividends may, at the direction of the Committee, be paid out to the Account holder within ninety (90) days after the end of the Plan Year in which they are received by the Trustee.

Section 19.4                                Additional Loan Repayment Contributions.

For each Plan Year beginning after June 30, 2000 (or portion thereof) that occurs after the occurrence of a Change in Control described in section 14.1(c) and before the closing of the transaction whose approval has resulted in such Change in Control, the Company shall make Loan Repayment Contributions in an amount equal to the lesser of (a) the amount required to repay in full any outstanding Share Acquisition Loan or (b) the maximum amount which may be contributed without exceeding the limitations of Article VIII. Such contribution shall be made as of the last day of the applicable Plan Year and the Shares and other property released for allocation as a consequence thereof shall be allocated in the manner provided in Article VII. In no event, however, shall any Loan Repayment Contribution be required for any Plan Year that ends after the abandonment (whether by unilateral repudiation, contractual termination or otherwise) prior to closing of the transaction whose approval by stockholders triggered the activation of this section 19.4.

Section 19.5                                Amendment of Article XIX.

Notwithstanding anything in the Plan to the contrary, the provisions of this Article XIX may not be amended without the written consent of the Trustee unless, in the opinion of legal counsel for the Employer, such amendment is necessary to maintain the tax-qualified status of the Plan under the Code or otherwise to comply with the requirements of applicable law, rule or regulation.